REVOLVING CREDIT

                                       AND

                               SECURITY AGREEMENT





                           GMAC COMMERCIAL CREDIT LLC,
                               AS AGENT AND LENDER




                                      WITH




                               DELTA MILLS, INC.,
                                   AS BORROWER









                                 March 31, 2000

                                TABLE OF CONTENTS



I.           DEFINITIONS..........................................................................................1
             1.1         Accounting Terms.........................................................................1
             1.2         General Terms............................................................................1
             1.3         Uniform Commercial Code Terms...........................................................16
             1.4         Certain Matters of Construction.........................................................16

II.          ADVANCES, PAYMENTS..................................................................................17
             2.1         (a)        Total Revolving Advances.....................................................17
             2.2         Procedure for Borrowing Revolving Advances..............................................18
             2.3         Disbursement of Advance Proceeds........................................................18
             2.4         Repayment of Advances...................................................................18
             2.5         Repayment of Excess Advances............................................................19
             2.6         Statement of Account....................................................................19
             2.7         Letters of Credit.......................................................................19
             2.8         Issuance of Letters of Credit...........................................................20
             2.9         Requirements For Issuance of Letters of Credit..........................................20
             2.10        Additional Payments.....................................................................21
             2.11        Manner of Borrowing and Payment.........................................................22
             2.12        Use of Proceeds.........................................................................23
             2.13        Defaulting Lender.......................................................................23

III.         INTEREST AND FEES...................................................................................24
             3.1         Interest................................................................................24
             3.2         Letter of Credit Fees...................................................................25
             3.3         Commitment Fee..........................................................................25
             3.4         Computation of Interest and Fees........................................................26
             3.5         Collateral Monitoring Fee...............................................................26
             3.6         Maximum Charges.........................................................................26
             3.7         Increased Costs.........................................................................26
             3.8         Basis For Determining Interest Rate Inadequate or Unfair................................27
             3.9         Capital Adequacy........................................................................28

IV.          COLLATERAL:  GENERAL TERMS..........................................................................28
             4.1         Security Interest in the Collateral.....................................................28
             4.2         Perfection of Security Interest.........................................................28
             4.3         Disposition of Collateral...............................................................29
             4.4         Preservation of Collateral..............................................................29
             4.5         Ownership of Collateral.................................................................29
             4.6         Defense of Agent's and Lender's Interests...............................................30


                                        i

             4.7         Books and Records.......................................................................30
             4.8         Financial Disclosure....................................................................30
             4.9         Compliance with Laws....................................................................31
             4.10        Inspection of Premises..................................................................31
             4.11        Insurance...............................................................................31
             4.12        Failure to Pay Insurance................................................................32
             4.13        Payment of Taxes........................................................................32
             4.14        Payment of Leasehold Obligations........................................................32
             4.15        Receivables.............................................................................32
                         (a)        Nature of Receivables........................................................32
                         (b)        Solvency of Customers........................................................33
                         (c)        Locations of Borrower........................................................33
                         (d)        Collection of Receivables....................................................33
                         (e)        Notification of Assignment of Receivables....................................33
                         (f)        Power of Agent to Act on Borrower's Behalf...................................33
                         (g)        No Liability.................................................................34
                         (h)        Establishment of a Lockbox Account, Dominion Account.........................34
                         (i)        Adjustments..................................................................35
             4.16        Inventory...............................................................................35
             4.17        Maintenance of Equipment................................................................35
             4.18        Exculpation of Liability................................................................35
             4.19        Environmental Matters...................................................................35
             4.20        Financing Statements....................................................................37

V.           REPRESENTATIONS AND WARRANTIES......................................................................37
             5.1         Authority...............................................................................37
             5.2         Formation and Qualification.............................................................37
             5.3         Survival of Representations and Warranties..............................................38
             5.4         Tax Returns.............................................................................38
             5.5         Financial Statements....................................................................38
             5.6         Corporate Name..........................................................................39
             5.7         O.S.H.A. and Environmental Compliance...................................................39
             5.8         Solvency; No Litigation, Violation, Indebtedness or Default.............................39
             5.9         Patents, Trademarks, Copyrights and Licenses............................................40
             5.10        Licenses and Permits....................................................................41
             5.11        Default of Indebtedness.................................................................41
             5.12        No Default..............................................................................41
             5.13        No Burdensome Restrictions..............................................................41
             5.14        No Labor Disputes.......................................................................41
             5.15        Margin Regulations......................................................................41
             5.16        Investment Company Act..................................................................42
             5.17        Disclosure..............................................................................42
             5.18        Swaps...................................................................................42


                                       ii

             5.19        Conflicting Agreements..................................................................42
             5.20        Application of Certain Laws and Regulations.............................................42
             5.21        Business and Property of Borrower.......................................................42

VI.          AFFIRMATIVE COVENANTS...............................................................................42
             6.1         Payment of Fees.........................................................................43
             6.2         Conduct of Business and Maintenance of Existence and Assets.............................43
             6.3         Violations..............................................................................43
             6.4         Government Receivables..................................................................43
             6.5         Execution of Supplemental Instruments...................................................43
             6.6         Payment of Indebtedness.................................................................43
             6.7         Standards of Financial Statements.......................................................43
             6.8         Year 2000 Compliance....................................................................44
             6.9         Maximum Leverage Ratio..................................................................44
             6.10        Sale of Rainsford Assets................................................................45
             6.11        Material Contracts......................................................................45

VII.         NEGATIVE COVENANTS..................................................................................45
             7.1         Merger, Consolidation, Acquisition and Sale of Assets...................................45
             7.2         Creation of Liens.......................................................................46
             7.3         Guarantees..............................................................................46
             7.4         Investments.............................................................................46
             7.5         Loans...................................................................................46
             7.6         Capital Expenditures....................................................................46
             7.7         Dividends...............................................................................47
             7.8         Indebtedness............................................................................47
             7.9         Nature of Business......................................................................47
             7.10        Transactions with Affiliates............................................................47
             7.11        Leases..................................................................................47
             7.12        Subsidiaries............................................................................47
             7.13        Fiscal Year and Accounting Changes......................................................47
             7.14        Pledge of Credit........................................................................47
             7.15        Amendment of Articles of Incorporation, By-Laws.........................................48
             7.16        Compliance with ERISA...................................................................48
             7.17        Prepayment of Indebtedness..............................................................48
             7.18        Management Compensation and Bonuses.....................................................48

VIII.        CONDITIONS PRECEDENT................................................................................48
             8.1         Conditions to Initial Advances..........................................................49
                         (a)        Notes........................................................................49
                         (b)        Filings, Registrations and Recordings........................................49
                         (c)        Corporate Proceedings of Borrower and Guarantor..............................49
                         (d)        Incumbency Certificate of Borrower and Guarantor.............................49


                                       iii

                         (e)        Certificates.................................................................49
                         (f)        Good Standing Certificates...................................................50
                         (g)        Legal Opinions...............................................................50
                         (h)        No Litigation................................................................50
                         (i)        Financial Condition Certificates.............................................50
                         (j)        Collateral Examination.......................................................51
                         (l)        Financial Projections and Other Financial Information........................51
                         (m)        Other Documents..............................................................51
                         (n)        Guaranties...................................................................51
                         (o)        Insurance....................................................................51
                         (p)        Payment Instructions.........................................................51
                         (q)        Consents.....................................................................51
                         (r)        No Adverse Material Change...................................................52
                         (s)        Leasehold Agreements.........................................................52
                         (t)        Net Worth....................................................................52
                         (u)        Closing Certificate..........................................................52
                         (v)        Borrowing Base...............................................................52
                         (y)        Other........................................................................52
             8.2         Conditions to Each Advance..............................................................52
                         (a)        Representations and Warranties...............................................53
                         (b)        No Default...................................................................53
                         (c)        Maximum Advances.............................................................53

IX.          INFORMATION AS TO BORROWER..........................................................................53
             9.1         Disclosure of Material Matters..........................................................53
             9.2         Schedules...............................................................................53
             9.3         Environmental Reports...................................................................54
             9.4         Litigation..............................................................................54
             9.5         Material Occurrences....................................................................54
             9.6         Government Receivables..................................................................54
             9.7         Annual Financial Statements.............................................................54
             9.8         Quarterly Financial Statements..........................................................55
             9.9         Monthly Financial Statements............................................................55
             9.10        Other Reports...........................................................................56
             9.11        Additional Information..................................................................56
             9.12        Projected Operating Budget..............................................................56
             9.13        Variances From Operating Budget.........................................................56
             9.14        Notice of Suits, Adverse Events.........................................................56
             9.15        ERISA Notices and Requests..............................................................57
             9.16        Additional Documents....................................................................57

X.           EVENTS OF DEFAULT...................................................................................58



                                       iv

XI.          LENDERS' RIGHTS AND REMEDIES AFTER DEFAULT..........................................................60
             11.1        Rights and Remedies.....................................................................60
             11.2        Agent's Discretion......................................................................61
             11.3        Setoff..................................................................................61
             11.4        Rights and Remedies not Exclusive.......................................................61

XII.         WAIVERS AND JUDICIAL PROCEEDINGS....................................................................61
             12.1        Waiver of Notice........................................................................61
             12.2        Delay...................................................................................62
             12.3        JURY TRIAL WAIVER.......................................................................62

XIII.        EFFECTIVE DATE AND TERMINATION......................................................................62
             13.1        Term....................................................................................62
             13.2        Termination.............................................................................63

XIV.         REGARDING AGENT.....................................................................................63
             14.1        Appointment.............................................................................63
             14.2        Nature of Duties........................................................................64
             14.3        Lack of Reliance on Agent and Resignation...............................................64
             14.4        Certain Rights of Agent.................................................................65
             14.5        Reliance................................................................................65
             14.6        Notice of Default.......................................................................65
             14.7        Indemnification.........................................................................65
             14.8        Agent in its Individual Capacity........................................................66
             14.9        Delivery of Documents...................................................................66
             14.10       Borrower's Undertaking to Agent.........................................................66

XV.          MISCELLANEOUS.......................................................................................66
             15.1        GOVERNING LAW...........................................................................66
             15.2        Entire Understanding....................................................................67
             15.3        Successors and Assigns; Participations; New Lenders.....................................68
             15.4        Application of Payments.................................................................69
             15.5        Indemnity...............................................................................69
             15.6        Notice..................................................................................70
             15.7        Survival................................................................................71
             15.8        Severability............................................................................71
             15.9        Expenses................................................................................71
             15.10       Injunctive Relief.......................................................................71
             15.11       Consequential Damages...................................................................71
             15.12       Captions................................................................................71
             15.13       Counterparts; Telecopied Signatures.....................................................71
             15.14        Construction...........................................................................71


                                REVOLVING CREDIT
                                       AND
                               SECURITY AGREEMENT


     Revolving Credit and Security Agreement dated March ___, 2000 among DELTA MILLS, INC., a corporation organized under the laws of the State of Delaware ("Borrower"), the undersigned financial institutions (collectively, the
"Lenders" and individually a "Lender") and GMAC COMMERCIAL CREDIT LLC ("GMACCC"), a limited liability company formed under the laws of the State of New York, as agent for the Lenders (GMACCC, in such capacity, the "Agent").

     IN CONSIDERATION of the mutual covenants and undertakings herein contained, each of Borrower, Lenders and Agent hereby agree as follows:

I.   DEFINITIONS.
     ------------

     1.1  Accounting  Terms.  As  used  in  this  Agreement,  the  Notes  or any
          -----------------
certificate, report or other document made or delivered pursuant to this Agreement, accounting terms not defined in Section 1.2 or elsewhere in this Agreement and accounting terms partly defined in Section 1.2 to the extent not defined, shall have the respective meanings given to them under GAAP, provided, however, whenever such accounting terms are used for the purposes of determining compliance with financial covenants in this Agreement, such accounting terms shall be defined in accordance with GAAP applied in preparation of all financial statements of Borrower. All references herein to "consolidated basis" shall apply to Borrower and all of its subsidiaries.

     1.2 General Terms. For purposes of this Agreement the following terms shall
         --------------
have the following meanings:

     "Accountants" shall have the meaning set forth in Section 9.7 hereof.
      -----------

     "Advances"  shall mean and include the  Revolving  Advances  and Letters of
      --------
Credit.

     "Advance  Rates" shall have the meaning set forth in Section  2.1(a)(y)(ii)
      --------------
hereof.

     "Affiliate"  of  any  Person  shall  mean  (a)  any  Person  (other  than a
      ---------
Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a director or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (x) to vote ten percent (10%) or more of the securities having ordinary voting power for the election of directors of such Person, or (y) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "Agent" shall have the meaning set forth in the preamble to this  Agreement
      -----
and shall include its successors and assigns.

     "Agent's  security  interest"  or words of  similar  import  shall have the
      ----------------------------
meaning set forth in Section 4.1 hereof.

     "Alternate  Base Rate" shall  mean,  for any day, a rate per annum equal to
      --------------------
the higher of (i) the Prime Rate in effect on such day and (ii) the Federal Funds Rate in effect on such day plus one-half of one percent (.5%).

     "Applicable  Margin for  Domestic  Rate Loans"  shall  mean,  for any given
      --------------------------------------------
month, if the Borrower's Leverage Ratio as at the last day of Borrower's immediately preceding fiscal quarter (as determined from the Borrower's financial statements most recently delivered in accordance with Section 9.8 hereof), is (a) greater than 4.5:1, then the Applicable Margin for Domestic Rate Loans for such month shall be 0.75%; (b) greater than 4.0:1 but less than or equal to 4.5:1, then the Applicable Margin for Domestic Rate Loans for such month shall be 0.5%; (c) greater than 3.0:1 but less than or equal to 4.0:1, then the Applicable Margin for Domestic Rate Loans for such month shall be 0.25%; and (d) equal to or less than 3.0:1, then the Applicable Margin for Domestic Rate Loans for such month shall be 0%.

     "Applicable  Margin for  Eurodollar  Rate Loans" shall mean,  for any given
      ----------------------------------------------
month, if the Borrower's Leverage Ratio as at the last day of Borrower's immediately preceding fiscal quarter (as determined from the Borrower's financial statements most recently delivered in accordance with Section 9.8 hereof), is (a) greater than 4.5:1, then the Applicable Margin for Eurodollar Rate Loans for such month shall be 1.75%; (b) greater than 4.0:1 but less than or equal to 4.5:1, then the Applicable Margin for Eurodollar Rate Loans for such month shall be 1.50%; (c) greater than 3.0:1 but less than or equal to 4.0:1, then the Applicable Margin for Eurodollar Rate Loans for such month shall be 1.25%; and (d) equal to or less than 3.0:1, then the Applicable Margin for Eurodollar Rate Loans for such month shall be 1.0%.

     "Assignment of Factoring  Proceeds"  shall mean the Assignment of Factoring
      ---------------------------------
Proceeds dated the Closing Date between Borrower and Factor.

     "Authority" shall have the meaning set forth in Section 4.19(d) hereof.
      ---------

     "Bank" shall mean The Bank of New York, and its successors and assigns.
      ----

     "Blocked  Accounts"  shall have the  meaning  set forth in Section  4.15(h)
      ------------------
hereof.

     "Borrower"  shall  have  the  meaning  set  forth in the  preamble  to this
      --------
Agreement and shall include its permitted successors and assigns.

     "Business  Day"  shall  mean any day other  than a day on which  commercial
      -------------
banks in New York or South Carolina are authorized or required by law to close.

     "Capital  Lease"  shall mean,  as applied to any  Person,  any lease of any
      --------------
property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

     "Capital Stock" shall mean (i) in the case of a corporation, capital stock,
      -------------
(ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distribution of assets of, the issuing Person.

     "CERCLA" shall mean the Comprehensive Environmental Response,  Compensation
      ------
and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601 et seq.

     "Change of  Control"  shall  mean the  occurrence  of any of the  following
      ------------------
events: (a) the Original Owner shall fail to own, directly or indirectly, one hundred percent (100%) of the capital stock of Borrower; or (b) the occurrence of a "Change of Control" under and as defined in the Senior Note Indenture.

     "Charges" shall mean all taxes,  charges,  fees,  imposts,  levies or other
      -------
assessments, including, without limitation, all net income, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation and property taxes, custom duties, fees, assessments, liens, claims and charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts, imposed by any taxing or other authority, domestic or foreign (including, without limitation, the PBGC or any environmental agency or superfund), upon the Collateral, the Borrower or any of its Affiliates.

     "Closing Date" shall mean the date hereof.
      ------------

     "Code" shall mean the Internal  Revenue Code of 1986,  as amended from time
      ----
to time and the regulations promulgated thereunder.

     "Collateral" shall mean and include:
      ----------

     (a)  all Receivables;

     (b)  all General Intangibles;

     (c)  all Inventory;

     (d)  all Subsidiary Stock;

     (e) all of Borrower's right, title and interest in and to (i) all merchandise returned or rejected by Customers, relating to or securing any of the Receivables; (ii) all of Borrower's rights as a consignor, a consignee, an unpaid vendor, mechanic, artisan, or other lienor, including stoppage in transit, setoff, detinue, replevin, reclamation and repurchase; (iii) all additional amounts due to Borrower from any Customer relating to the Receivables; (iv) other property, including warranty claims, relating to any goods securing this Agreement; (v) all of Borrower's credit balances and factoring proceeds due from Factor under the Factoring Agreement, (vi) to the extent arising out of or resulting from the sale or lease of Inventory or rendering of services by Borrower all instruments, documents, chattel paper, deposit accounts; (vii) if and when obtained by Borrower, all real and personal property of third parties in which Borrower has been granted a lien or security interest as security for the payment or enforcement of Receivables; and (viii) any other goods, personal property or real property now owned or hereafter acquired in which Borrower has expressly granted a security interest or may in the future grant a security interest to Agent hereunder, or in any amendment or supplement hereto or thereto, or under any other agreement between Agent and Borrower;

     (f) all of Borrower's ledger sheets, ledger cards, files, correspondence, records, books of account, business papers, computers, computer software (whether owned by Borrower or in which it has an interest), computer programs, tapes, disks and documents relating to (a), (b),
          (c), (d) or (e) of this Paragraph; and

     (g) all proceeds and products of (a), (b), (c), (d), (e) and (f) in whatever form, including, but not limited to: cash, deposit accounts (whether or not comprised solely of proceeds), certificates of deposit, insurance proceeds (including hazard, flood and credit insurance), negotiable instruments and other instruments for the payment of money, chattel paper, claims by Borrower against any third parties for infringement of intellectual property, security agreements, documents, eminent domain proceeds, condemnation proceeds and tort claim proceeds.

     "Commitment  Percentage"  of any Lender shall mean the percentage set forth
      ----------------------
below such Lender's name on the signature page hereof as same may be adjusted upon any assignment by a Lender pursuant to Section 15.3(c) hereof.

     "Commitment  Transfer  Supplement"  shall  mean a  document  in the form of
      --------------------------------
Exhibit 15.3 hereto, properly completed and otherwise in form and substance satisfactory to Agent by which the Purchasing Lender purchases and assumes a portion of the obligation of Lenders to make Advances under this Agreement.

     "Consents"  shall mean all filings  and all  licenses,  permits,  consents,
      --------
approvals, authorizations, qualifications and orders of governmental authorities and other third parties, domestic or foreign, necessary to carry on Borrower's business, including, without limitation, any Consents required under all applicable federal, state or other applicable law.

     "Controlled  Group"  shall  mean  all  members  of a  controlled  group  of
      -----------------
corporations and all trades or businesses (whether or not incorporated) under common control which, together with Borrower, are treated as a single employer under Section 414 of the Code.

     "Credit Risk" means the risk of loss resulting  solely and exclusively from
      -----------
a Customer's inability to pay at maturity with respect to any Receivable purchased under the Factoring Agreement.


     "Customer"  shall mean and include the account  debtor with  respect to any
      --------
Receivable and/or the prospective purchaser of goods, services or both with respect to any contract or contract right, and/or any party who enters into or proposes to enter into any contract or other arrangement with Borrower, pursuant to which Borrower is to deliver any personal property or perform any services.

     "Default"  shall mean an event which,  with the giving of notice or passage
      -------
of time or both, would constitute an Event of Default.

     "Default  Rate"  shall mean a rate equal to two  percent  (2%) per annum in
      -------------
excess of (a) the Revolving Interest Rate and the Letter of Credit Fees in the absence of an Overadvance, and (b) the Overadvance Rate during the existence of an Overadvance.

     "Defaulting  Lender"  shall have the meaning  set forth in Section  2.13(a)
      ------------------
hereof.

     "Depository  Accounts"  shall have the meaning set forth in Section 4.15(h)
      --------------------
hereof.

     "Dispute" shall have the meaning set forth in the Factoring Agreement.
      -------

     "Documents" shall have the meaning set forth in Section 8.1(c) hereof.
      ---------

     "Dollars"  and the sign "$" shall mean lawful money of the United States of
      -------
America.

     "Domestic  Rate Loan" shall mean any Revolving  Advance that bears interest
      -------------------
based upon the Alternate Base Rate.

     "EBITDA"  shall mean for any given  period for  Borrower on a  consolidated
      ------
basis, (a) net income (or loss) determined in accordance with GAAP less all extraordinary gains or losses plus (b) the aggregate amount of all depreciation and amortization and other non-cash expenses during such period plus (c) the aggregate amount of interests expense for such period plus (d) the aggregate amount of all income taxes reflected on Borrower's financial statements for such period.

     "Eligible Inventory" shall mean and include raw material and finished goods
      ------------------
Inventory of Borrower located in the continental United States, excluding work in process, valued at the lower of cost or market value, determined on a first-in-first-out basis, which is not, in Agent's opinion obsolete, slow moving or unmerchantable and which Agent, in its judgment exercised in good faith, shall not deem ineligible Inventory, based on such considerations as Agent may from time to time deem appropriate including, without limitation, whether the Inventory is subject to a perfected, first priority security interest in favor of Agent, for the ratable benefit of Lenders, and whether the Inventory conforms to all standards imposed by any governmental agency, division or department thereof which has regulatory authority over such goods or the use or sale thereof. Notwithstanding anything to the contrary contained herein, Eligible Inventory shall include Eligible L/C Inventory and shall not include Inventory located in any public warehouse or other rented or leased location unless (i) such rented or leased location is located in the continental United States, and (ii) the warehousemen, lessor or other third party owner of such location has executed a waiver with respect to such Person's rights to the Inventory located at such premises, in form and content satisfactory to Agent; provided, however, that on and after the date which is 180 days after the Closing Date, Inventory located at the South Carolina Bond property shall not be Eligible Inventory unless and until the Agent shall have received a landlord's waiver satisfactory to the Agent with respect to such Inventory.

     "Eligible  L/C  Inventory"  shall mean all raw material and finished  goods
      ------------------------
Inventory owned by Borrower and covered by Letters of Credit, and which raw material and finished goods Inventory are in transit to one of the Borrower's locations in the Continental United States, and which raw material and finished goods Inventory (a) as of the date such Inventory is owned by the Borrower (i) is fully insured, (ii) is subject to a first priority security interest in and lien upon such goods in favor of Agent, for the ratable benefit of Lenders (except for any possessory lien upon such goods in the possession of a freight carrier or shipping company securing only the freight charges for the transportation of such goods to such Borrower) and (iii) all documents, notices, instruments, statements and bills of lading relating thereto, if any, which Agent may deem necessary or desirable to evidence ownership by Borrower and/or to give effect to and protect the liens, security interests and other rights of Agent in connection therewith, are delivered to Agent; and (b) are and remain acceptable to Agent for lending purposes in its sole and absolute discretion.

     "Eligible  Receivables"  shall mean and include each Receivable of Borrower
      ---------------------
arising in the ordinary course of Borrower's business and which Agent, in its sole credit judgment, shall deem to be an Eligible Receivable, based on such considerations as Agent may from time to time deem appropriate. Notwithstanding the prior sentence, a Receivable shall be eligible if the Factor has assumed and retained the Credit Risk on such Receivable, the Receivable is not in Dispute and the proceeds of such Receivable have been assigned to Agent for the ratable benefit of Lenders.

     "Environmental  Complaint"  shall  have the  meaning  set forth in  Section
      ------------------------
4.19(d) hereof.

     "Environmental Laws" shall mean all federal, state and local environmental,
      ------------------
land use, zoning, health, chemical use, safety and sanitation laws, statutes, ordinances and codes relating to the protection of the environment and/or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Substances and the rules, regulations, policies, guidelines, interpretations, decisions, orders and directives of federal, state and local governmental agencies and authorities with respect thereto, including, without limitation, CERCLA and RCRA.

     "Equipment"  shall mean and  include  all of  Borrower's  goods  (excluding
      ---------
Inventory) whether now owned or hereafter acquired and wherever located including, without limitation, all equipment, machinery, apparatus, motor vehicles, fittings, furniture, furnishings, fixtures, parts, accessories and all replacements and substitutions therefor or accessions thereto.

     "ERISA  Plan" shall mean any  employee  benefit  plan within the meaning of
      -----------
Section 3(3) of ERISA, maintained for employees of Borrower or any member of the Controlled Group or any such Plan to which Borrower or any member of the Controlled Group is required to contribute on behalf of any of its employees.

     "ERISA" shall mean the Employee  Retirement Income Security Act of 1974, as
      -----
amended from time to time and the rules and regulations promulgated thereunder.

     "Eurodollar  Rate  Loan"  shall  mean any  Advance  that at any time  bears
      ----------------------
interest based upon the Eurodollar Rate.

     "Eurodollar  Rate"  shall mean the  average  thirty  (30) day rate at which
      ----------------
eurodollar deposits for one month are offered in the interbank eurodollar market as reported from time to time in the Wall Street Journal, computed and averaged monthly.

     "Event of Default" shall mean the occurrence of any of the events set forth
      ----------------
in Article X hereof.

     "Factor"  shall  mean GMAC  Commercial  Credit LLC and its  successors  and
      ------
assigns.

     "Factoring  Agreement"  shall  mean,  individually  and  collectively,  the
      --------------------
Amended and Restated Factoring Service Agreement effective as of March 31, 1993 between Borrower and Factor, and the Factoring Service Agreement effective as of July 15, 1986 between Borrower and Factor, as each such agreement exists, has been or may hereafter be amended, restated, renewed, extended, supplemented, substituted or otherwise modified from time to time.

     "Federal Funds Rate" shall mean,  for any day, the weighted  average of the
      ------------------
rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or if such day is not a Business Day, for the next immediately preceding Business
Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day which is a Business Day, the average of quotations for such day on such transactions received by the Bank from three Federal funds brokers of recognized standing selected by the Bank.

     "Formula Amount" shall have the meaning set forth in Section 2.1(a) hereof.
      --------------

     "Funded   Indebtedness"   means,  with  respect  to  any  Person,   without
      ---------------------
duplication, (a) all Indebtedness of such Person other than Indebtedness of the types referred to in clause (e), (f), (g), (i), (k), (l) and (m) of the definition of "Indebtedness" set forth in this Section 1.2, (b) all Indebtedness of another Person of the type referred to in clause (a) above secured by (or for which the holder of such Funded Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (c) all Guaranty Obligations of such Person with respect to Indebtedness of the type referred to in clause (a) above of another Person, (d) Indebtedness of the type referred to in clause (a) above of any partnership or unincorporated joint venture in which such Person is legally obligated or has a reasonable expectation of being liable with respect thereto, and (e) all Indebtedness of such Person of the type referred to in clause (a) above relating to deferred compensation of employees, officers and directors of such Person.

     "GAAP" shall mean generally  accepted  accounting  principles in the United
      ----
States of America in effect from time to time.

     "General  Intangibles"  shall mean and include all of Borrower's  now owned
      --------------------
and hereafter acquired general intangibles, as such term is defined in the Uniform Commercial Code in effect in the State of New York from time to time, to the extent arising out of or resulting from the sale or lease of Inventory or the rendering of services by Borrower.

     "GMACCC" shall have the meaning set forth in the preamble to this Agreement
      ------
and shall include its successors and assigns.

     "Governmental Body" shall mean any nation or government, any state or other
      -----------------
political   subdivision  thereof  or  any  entity  exercising  the  legislative,
judicial,   regulatory  or  administrative  functions  of  or  pertaining  to  a government.

     "Guarantor"  shall  mean,   individually  and  collectively,   Delta  Mills
      ---------
Marketing, Inc., a Delaware corporation, and any other Person that at any time executes a Guaranty.

     "Guaranty" shall mean, individually and collectively,  each guaranty of the
      --------
obligations of Borrower executed by a Guarantor in favor of Lenders.

     "Guaranty   Obligations"  means,  with  respect  to  any  Person,   without
      ----------------------
duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made.

     "Hazardous  Discharge"  shall have the meaning set forth in Section 4.19(d)
      --------------------
hereof.

     "Hazardous  Substance"  shall  mean,  without  limitation,   any  flammable
      --------------------
explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products, methane, hazardous materials, Hazardous Wastes, hazardous or toxic substances or related materials as defined in CERCLA, the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), RCRA, Articles 15 and 27 of the New York State Environmental Conservation Law or any other applicable Environmental Law and in the regulations adopted pursuant thereto.

     "Hazardous  Wastes"  shall mean all waste  materials  subject to regulation
      -----------------
under CERCLA, RCRA or applicable state law, and any other applicable Federal and state laws now in force or hereafter enacted relating to hazardous waste disposal.

     "Hedging  Agreements"  means any  interest  rate  protection  agreement  or
      -------------------
foreign currency exchange agreement.

     "Indebtedness"  of any Person means (a) all  obligations of such Person for
      ------------
borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person (other than (i) trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof and (ii) deferred compensation payable to employees of such Person on a basis generally consistent with past practices) which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements or commodities agreements not entered into in the ordinary course of such Person's business, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guaranty Obligations of such Person, (h) the principal portion of all obligations of such Person under Capital Leases (but not under Operating Leases), (i) all obligations of such Person under Hedging Agreements, (j) the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (k) all preferred Capital Stock issued by such Person and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due, by a fixed date, (l) the principal portion of all obligations of such Person under synthetic leases and
(m) the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer.

     "Inventory" shall mean and include all of Borrower's now owned or hereafter
      ---------
acquired goods, merchandise and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in Borrower's business or used in selling or furnishing such goods, merchandise and other personal property, and all documents of title or other documents representing them.

     "Inventory  Advance  Rate"  shall  have the  meaning  set forth in  Section
      ------------------------
2.1(a)(y)(ii) hereof.

     "Lender" and "Lenders" shall have the meaning  ascribed to such term in the
      ------       -------
preamble to this Agreement, including without limitation, GMACCC in its capacity as Lender, and shall include each Person which is a transferee, successor or assign of any Lender.

     "Letters of Credit" shall have the meaning set forth in Section 2.7 hereof.
      -----------------

     "Letter of Credit  Fees"  shall have the  meaning  set forth in Section 3.2
      ----------------------
hereof.

     "Leverage  Ratio" shall mean, as of the last day of each fiscal  quarter of
      ---------------
Borrower, the ratio of (a) the average outstanding Funded Indebtedness on the last day of each month of the four consecutive fiscal quarters of Borrower's ending on such date to (b) EBITDA for the four consecutive fiscal quarters of Borrower's ending on such date.

     "Lien"  shall  mean any  mortgage,  deed of trust,  pledge,  hypothecation,
      ----
assignment, security interest, lien (whether statutory or otherwise), claim or encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including, without limitation, any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing
statement   under  the  Uniform   Commercial  Code  or  comparable  law  of  any
jurisdiction.

     "Material Adverse Effect" shall mean a material adverse effect upon (a) the
      -----------------------
condition,  operations,  assets or business of the applicable Person or Persons,
(b) Borrower's ability to pay the

Obligations in accordance with the terms thereof, (c) the value of the Collateral or (d) the practical realization of the benefits of Lender's rights and remedies under this Agreement and the material Other Documents.

     "Maximum Loan Amount" shall mean $65,000,000 as reduced pursuant to Section
      -------------------
6.10.

     "Multiemployer  Plan"  shall  mean a  "multiemployer  plan" as  defined  in
      -------------------
Sections 3(37) and 4001(a)(3) of ERISA.

     "Net Worth" at a  particular  date,  shall mean all amounts  which would be
      ---------
included under shareholders' equity on a balance sheet of the Borrower on a consolidated basis determined in accordance with GAAP as at such date.

     "Notes" shall mean the Revolving Credit Notes.
      -----

     "Obligations" shall mean and include all loans, indebtedness,  liabilities,
      -----------
obligations, covenants and duties of Borrower to Agent and/or Lenders, of every kind, nature and description, arising under or relating to this Agreement, the Other Documents, or the transactions hereunder or relating hereto or under any of the foregoing, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under this Agreement or the Other Documents, whether now existing or hereafter arising, whether arising before, during or after the initial Term or any renewal Term of this Agreement or after the commencement of any case with respect to Borrower under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the commencement of such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed or extended, and whether arising directly or acquired from others, and including, without limitation, Lenders' and Agent's fees, charges, commissions, interest, expenses, costs and attorneys' fees chargeable to Borrower under this Agreement, the Other Documents or in connection with any of the foregoing.

     "Operating  Leases" means, as applied to any Person,  any lease (including,
      -----------------
without limitation, leases which may be terminated by the lessee at any time) of any property (whether real, personal or mixed) which is not a Capital Lease other than any such lease in which that Person is the lessor.

     "Original Owner" shall mean Alchem Chemical Corporation,  and its permitted
      --------------
successors and assigns.

     "Other Documents" shall mean the Notes, the  Questionnaire,  the Assignment
      ---------------
of Factoring Proceeds and any and all other agreements, instruments and documents, including, without limitation, notes, guaranties, pledges, additional security agreements, powers of attorney, consents, and all other writings heretofore, now or hereafter executed by Borrower and/or delivered to Agent or any Lender in respect of the transactions contemplated by this Agreement.

     "Overadvance" shall have the meaning set forth in Section 3.1 hereof.
      -----------

     "Overadvance  Rate"  shall mean a per annum rate equal to  one-half  of one
      -----------------
percent (1/2%) in excess of the (i) Revolving Interest Rate and (ii) the Letter of Credit Fees.

     "Parent" of any Person shall mean a  corporation  or other  entity  owning,
      ------
directly or indirectly, at least fifty percent (50%) of the shares of stock or other ownership interests having ordinary voting power to elect a majority of the directors of the Person, or other Persons performing similar functions for any such Person.

     "Payment Office" shall mean initially  Agent's office at 1290 Avenue of the
      --------------
Americas, Third Floor, New York, New York; thereafter, such other office of Agent, if any, which it may designate by notice to Borrower to be the Payment Office.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation.
      ----

     "Permitted  Encumbrances" shall mean (a) Liens in favor of Agent for itself
      -----------------------
and the ratable benefit of Lenders; (b) Liens for taxes, assessments or other governmental charges not delinquent or being contested in good faith and by appropriate proceedings and with respect to which proper reserves have been taken by Borrowers; provided, that, the Lien shall have no effect on the priority of the Liens in favor of Agent or the value of the assets in which Agent has such a Lien and a stay of enforcement of any such Lien shall be in effect; (c) Liens disclosed in the financial statements referred to in Section 5.5, the existence of which Agent has consented to in writing, including, without limitation, the liens on the South Carolina Bond Property in favor of Florence County, South Carolina, Greenville County, South Carolina, and Marlboro County, South Carolina; (d) deposits or pledges of cash to secure obligations under worker's compensation, social security or similar laws, or under unemployment insurance; (e) deposits or pledges of cash to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of Borrower's business; (f) judgment Liens that have been stayed or bonded and mechanics', workers', materialmen's or other like Liens arising in the ordinary course of Borrower's business with respect to obligations which are not due or which are being contested in good faith by Borrower; (g) Liens placed upon fixed assets hereafter acquired to secure a portion of the purchase price thereof, provided that (x) any such lien shall not encumber any other property of the Borrower and (y) the aggregate amount of Indebtedness secured by such Liens incurred as a result of such purchases during any fiscal year shall not exceed the amount provided for in Section 7.6; (h) other Liens incidental to the conduct of Borrower's business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate materially detract from Lender's rights in and to the Collateral or the value of Borrower's property or assets or which do not materially impair the use thereof in the operation of Borrower's business; (i) Liens granted to Factor under the Factoring Agreement, and (j) Liens disclosed on Schedule 1.2.

     "Person"  shall  mean any  individual,  sole  proprietorship,  partnership,
      ------
corporation, business trust, joint stock company, trust, unincorporated organization association, limited liability company, institution, public benefit corporation, joint venture, entity or government (whether Federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

     "Plan" shall mean any  employee  benefit plan within the meaning of Section
      ----
3(3) of ERISA, maintained for employees of Borrower or any member of the Controlled Group or any such Plan to which Borrower or any member of the Controlled Group is required to contribute on behalf of any of its employees.

     "Prepayment Date" shall have the meaning set forth in Section 13.1 hereof.
      ---------------

     "Prime  Rate" shall mean the prime  commercial  lending rate of the Bank as
      -----------
publicly announced to be in effect from time to time, such rate to be adjusted automatically, without notice, on the effective date of any change in such rate. This rate of interest is determined from time to time by the Bank as a means of pricing some loans to its customers and is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by the Bank to any particular class or category of customers of the Bank.

     "Pro  Forma  Balance  Sheet"  shall have the  meaning  set forth in Section
      --------------------------
5.5(a) hereof.

     "Pro  Forma  Financial  Statements"  shall  have the  meaning  set forth in
      ---------------------------------
Section 5.5(b) hereof.

     "Projections" shall have the meaning set forth in Section 5.5(b) hereof.
      -----------

     "Purchasing  Lender"  shall have the meaning  set forth in Section  15.3(c)
      ------------------
hereof.

     "Questionnaire"  shall mean the  Questionnaire  and the  responses  thereto
      -------------
provided by Borrower and delivered to Agent.

     "Rainsford  Assets"  shall mean those  certain  real  property and personal
      -----------------
property assets of Borrower located in Edgefield, South Carolina which are under contract to sell to Delta Apparel, Inc.

     "RCRA" shall mean the Resource  Conservation  and  Recovery  Act, 42 U.S.C.
      ----
Section 6901 et seq., as same may be amended from time to time.

     "Real Property" shall mean all of Borrower's  right,  title and interest in
      -------------
and to its existing and future owned or leased real property.

     "Receivables"  shall mean and include all of  Borrower's  now  existing and
      -----------
hereafter created accounts, as such term is defined in the Uniform Commercial Code in effect in the State of New York from time to time, to the extent arising out of or resulting from the sale or lease of Inventory or the rendering of services by Borrower.

     "Receivables  Advance  Rate"  shall have the  meaning  set forth in Section
      --------------------------
2.1(a)(y)(i) hereof.

     "Releases" shall have the meaning set forth in Section 5.7(c)(i) hereof.
      --------

     "Reportable  Event"  shall mean a  reportable  event  described  in Section
      -----------------
4043(b) of ERISA or the regulations promulgated thereunder.

     "Required  Lenders" shall mean Lenders holding at least  fifty-one  percent
      -----------------
(51%) of the Advances.

     "Reserves"  shall  mean  the sum,  from  time to  time,  of all  ineligible
      --------
Receivables, ineligible Inventory, deductions, allowances, credits, retention, bill and hold and consignment sales, standby and documentary Letters of Credit, airway releases, steamship guarantees, and any other offsets asserted or granted and such additional reserves as are deemed appropriate in Agent's sole discretion. The Reserves may be increased or decreased by Agent at any time and from time to time in the exercise of its reasonable discretion. Borrower consents to any such increases or decreases and acknowledges that increasing the Reserves may limit or restrict Advances requested by Borrower.

     "Revolving Advances" shall mean all Advances made other than the Letters of
      ------------------
Credit.

     "Revolving Credit Notes" shall have the meaning set forth in Section 2.1(a)
      ----------------------
hereof.

     "Revolving  Interest Rate" shall mean at any time and from time to time, an
      ------------------------
interest rate per annum equal to, as applicable, (a) with respect to Domestic Rate Loans, the sum of the Alternate Base Rate plus the Applicable Margin for Domestic Rate Loans, or (b) with respect to Eurodollar Rate Loans, the sum of the Eurodollar Rate plus the Applicable Margin for Eurodollar Rate Loans.

     "Senior Notes" shall mean, individually and collectively,  any one of the 9
      ------------
5/8% Notes due 2007 issued by the Borrower in favor of the Senior Noteholders pursuant to the Senior Note Indenture (including, without limitation, the exchange of Senior B Notes for Senior A Notes thereunder) as such Senior Notes may be amended, modified, restated or supplemented and in effect from time to time.

     "Senior  Note  Indenture"  shall mean that  certain  Indenture  dated as of
      -----------------------
August 25, 1997 by and among the Borrower, Delta Mills Marketing, Inc. and The Bank of New York, in its capacity as trustee for the Senior Noteholders, as the same may be amended, modified, restated or supplemented and in effect from time to time.

     "Senior Noteholder" shall mean any one of the holders from time to time of the Senior Notes.

     "Settlement  Date" shall mean the Closing Date and thereafter  Wednesday of
      ----------------
each week unless such day is not a Business Day in which case it shall be the next succeeding Business Day.

     "South  Carolina  Bond  Property"  shall mean all  property,  both real and
      -------------------------------
personal, subject to the South Carolina Lease.

     "South  Carolina Lease" shall mean that certain lease agreement dated as of
      ---------------------
May 26, 1994 among Florence County, South Carolina, Greenville County, South Carolina and Marlboro County, South Carolina and the Borrower, as lessee.

     "Subsidiary"  shall mean a  corporation  or other entity of whose shares of
      ----------
stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person.

     "Subsidiary  Stock" shall mean all of the issued and outstanding  shares of
      -----------------
stock owned by Borrower of Delta Mills Marketing, Inc., a Delaware corporation.

     "Term" shall mean the Closing Date through March ____, 2003.
      ----

     "Termination  Event" shall mean (i) a Reportable  Event with respect to any
      ------------------
Plan or Multiemployer Plan; (ii) the withdrawal of Borrower or any member of the Controlled Group from a Plan or Multiemployer Plan during a plan year in which such entity was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; (iii) the providing of notice of intent to terminate a Plan in a distress termination described in Section 4041(c) of ERISA; (iv) the institution by the PBGC of proceedings to terminate a Plan or Multiemployer Plan; (v) any event or condition (a) which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan, or (b) that may result in termination of a Multiemployer Plan pursuant to Section 4041A of ERISA; or (vi) the partial or complete withdrawal within the meaning of Sections 4203 and 4205 of ERISA, of Borrower or any member of the Controlled Group from a Multiemployer Plan.

     "Toxic  Substance"  shall mean and include any material present on the Real
      ----------------
Property which has been shown to have significant adverse effect on human health or which is subject to regulation under the Toxic Substances Control Act (TSCA), 15 U.S.C. Sections 2601 et seq., applicable state law, or any other applicable Federal or state laws now in force or hereafter enacted relating to toxic substances. "Toxic Substance" includes but is not limited to asbestos, polychlorinated biphenyls (PCBs) and lead-based paints.

     "Transactions" shall have the meaning set forth in Section 5.5(a) hereof.
      ------------

     "Transferee" shall have the meaning set forth in Section 15.3(b) hereof.
      ----------

     "Week" shall mean the time period commencing with a Wednesday and ending on
      ----
the following Tuesday.

     "Year 2000  Compliant"  shall mean the  ability of the  software  and other
      --------------------
processing capabilities of Borrower to correctly interpret and manipulate all data, in whatever form including printed form, screen displays, financial records, calculations and data, so that (i) successful transition to the year 2000 using the correct date has occurred and is continuing without human intervention, (ii) correct results have been produced and continue to be produced in forward or backward date calculations spanning century boundaries, and there shall be no material errors in processing that may otherwise occur because of the inability of the software or other processing capabilities to recognize accurately the year 2000 or subsequent dates, and (iii) all regulatory guidelines regarding the change of the century and year 2000 compliance are complied with in all material respects.

     "Undrawn  Availability"  shall mean for any given date,  the sum of (a) the
      ---------------------
lesser of the Maximum  Loan Amount and the Formula  Amount  minus (b) the sum of
(i) the aggregate outstanding Advances on such date plus (ii) the aggregate amount of Borrower's accounts payable which are thirty (30) days or more past due on such date.

     1.3 Uniform Commercial Code Terms. All terms used herein and defined in the
         -----------------------------
Uniform Commercial Code as adopted in the State of New York shall have the meaning given therein unless otherwise defined herein.

     1.4 Certain  Matters of  Construction.  The terms  "herein",  "hereof"  and
         ---------------------------------
"hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any instruments or agreements, including, without limitation, references to any of the Other Documents shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

II.      ADVANCES, PAYMENTS.
         ------------------

     2.1 (a) Total Revolving  Advances.  Subject to the terms and conditions set
             -------------------------
forth in this Agreement, including, without limitation, Section 2.1(b), each Lender, severally and not jointly, shall make Revolving Advances to Borrower in aggregate amounts outstanding at any time not greater than such Lender's Commitment Percentage of the lesser of (x) the Maximum Loan Amount less the aggregate undrawn amount of outstanding Letters of Credit and (y) an amount equal to the sum of:

          (i) ninety percent (90%) ("Receivables Advance Rate"), of Eligible Receivables; plus

          (ii) fifty percent (50%) ("Inventory Advance Rate"; and together with the Receivables Advance Rate, collectively, the "Advance Rates"), of the value of the Eligible Inventory, it being acknowledged by Borrower that Agent may, in its sole and absolute discretion, establish from time to time limits on the maximum amount of Revolving Advances made in respect of Eligible Inventory; minus

          (iii) the aggregate undrawn amount of outstanding Letters of Credit; minus

          (iv) Reserves.

     The amount derived from the sum of Section 2.1(a)(y)(i), plus Section 2.1(a)(y)(ii), minus Section 2.1(a)(y)(iii), minus Section 2.1(a)(y)(iv) at any time and from time to time shall be referred to as the "Formula Amount". The Revolving Advances made by each Lender shall be evidenced by the secured promissory note payable to the order of each such Lender substantially in the form attached hereto as Exhibit 2.1(a) (collectively, "Revolving Credit Notes"), appropriately completed, in a principal amount equal to the Maximum Loan Amount multiplied by such Lender's Commitment Percentage. The Borrower may from time to time borrow, repay and re-borrow under this Section 2.1 without penalty or premium.

     2.2 Procedure for Borrowing Revolving Advances.
         ------------------------------------------

     (a) Borrower may notify Lender prior to 11:00 a.m. on a Business Day of a Borrower's request to incur, on that day, a Revolving Advance hereunder. Such request shall indicate the amount of the requested Revolving Advance and whether the Borrower elects for such Revolving Advance to be a Domestic Rate Loan or a Eurodollar Rate Loan. Should any amount required to be paid as interest hereunder, or as fees or other charges under this Agreement or any other agreement with Agent or any Lender, or with respect to any other Obligation, become due, same shall be deemed a request for a Revolving Advance bearing interest at the rate applicable to Domestic Rate Loans as of the date such payment is due, in the amount required to pay in full such interest, fee, charge or Obligation under this Agreement or any other agreement with Agent or any Lender, and such request shall be irrevocable.

     (b) Notwithstanding anything to the contrary contained herein, upon the occurrence of an Event of Default, and during its continuance, all Eurodollar Rate Loans shall automatically be converted to Domestic Rate Loans, and Borrower shall have no right to request, and Lender shall thereafter have no obligation to make Eurodollar Rate Loans.

     2.3 Disbursement of Advance Proceeds.  All Advances shall be disbursed from
         --------------------------------
whichever office or other place Agent may designate from time to time and, together with any and all other Obligations of Borrower to Agent or Lenders, shall be charged to Borrower's account on Agent's books. During the Term, Borrower may use the Revolving Advances by borrowing, prepaying and reborrowing, all in accordance with the terms and conditions of this Agreement. The proceeds of each Revolving Advance requested by Borrower or deemed to have been requested by Borrower under Section 2.2(a) hereof shall, with respect to requested Revolving Advances to the extent Lenders make such Revolving Advances, be made available to Borrower on the day so requested by way of credit to Borrower's operating account at Bank of America, account number 3750866889, entitled "Master Account for Delta Mills, Inc.", or such other bank as Borrower may designate following notification to Agent, in federal funds or other immediately available funds or, with respect to Revolving Advances deemed to have been requested by Borrower, be disbursed to Agent to be applied to the outstanding Obligations giving rise to such deemed request.

     2.4 Repayment of Advances.
         ---------------------

     (a) The Advances shall be due and payable in full on the last day of the Term subject to earlier prepayment as herein provided.

     (b) Agent agrees to credit Borrower's account as of the Business Day on which Agent receives the proceeds of Receivables remitted to Agent by Factor from time to time. With respect to all other items of payment received by Agent, such items of payment shall be applied by Agent on account of the Obligations upon confirmation to Agent by the Blocked Account bank or Depository Account bank, as provided for in Section 4.15(h) hereof, that such items of payment have been collected in good funds and finally credited to Agent's account. Agent is not, however, required to credit Borrower's account for the amount of any item of payment which is unsatisfactory to Agent and Agent may also charge Borrower's account for the amount of any item of payment which is returned to Agent unpaid.

     (c) All payments of principal, interest and other amounts payable hereunder, or under any of the related agreements shall be made to Agent for itself and the other Lenders at the Payment Office not later than 1:00 P.M. (New York Time) on the due date therefor in lawful money of the United States of America in federal funds or other funds immediately available to Agent. Agent shall have the right to effectuate payment on any and all Obligations due and owing hereunder by charging Borrower's account or by making Revolving Advances as provided in Section 2.2 hereof.

     (d) Borrower shall pay principal, interest, and all other amounts payable hereunder, or under any Other Documents, without any deduction whatsoever, including, but not limited to, any deduction for any setoff or counterclaim.

     (e) Provided that no Advances are then outstanding and provided further that no Event of Default has occurred and is continuing, Agent shall remit to an operating account of Borrower, as directed by Borrower, all credit balances of Borrower in good and collected funds.

     2.5  Repayment  of Excess  Advances.  The  aggregate  balance  of  Advances
          ------------------------------
outstanding at any time in excess of the lesser of the Maximum Loan Amount and the Formula Amount shall be immediately due and payable without the necessity of any notice demand or other formality, at the Payment Office, whether or not a Default or Event of Default has occurred.

     2.6 Statement of Account.  Agent shall  maintain,  in  accordance  with its
         --------------------
customary procedures, a loan account in the name of Borrower in which shall be recorded the date and amount of each Advance made by Lenders and the date and amount of each payment in respect thereof; provided, however, the failure by Agent to record the date and amount of any Advance shall not adversely affect Agent or any Lender. Each month, Agent shall send to Borrower a statement showing the accounting for the Advances made, payments made or credited in respect thereof, and other transactions between Lenders and Borrower during such month. The monthly statements shall be deemed correct and binding upon Borrower in the absence of manifest error and shall constitute an account stated between Lenders and Borrower unless Agent receives a written statement of Borrower's specific exceptions thereto within thirty (30) days after such statement is received by Borrower. The records of Agent with respect to the loan account shall be prima facie evidence of the amounts of Advances and other charges thereto and of payments applicable thereto.

     2.7 Letters of Credit.  Subject to the terms and conditions  hereof,  Agent
         -----------------
shall issue or cause the issuance of Letters of Credit ("Letters of Credit") on behalf of Borrower; provided, however, that Agent will not be required to issue or cause to be issued any Letters of Credit to the extent that the face amount of such Letters of Credit would then cause sum of the outstanding Revolving Advances plus the outstanding Letters of Credit (with the requested Letter of Credit being deemed to be outstanding for purposes of this calculation) to exceed the lesser of (x) the Maximum Loan Amount or (y) the Formula Amount. Notwithstanding anything to the contrary contained herein, the maximum amount of outstanding Letters of Credit shall not exceed $2,000,000 in the aggregate at any time. All disbursements or payments related to Letters of Credit shall be deemed to be Revolving Advances and shall bear interest at the Revolving Interest Rate with respect to Domestic Rate Loans; Letters of Credit that have not been drawn upon shall not bear interest but shall be subject to payment of the Letter of Credit Fees.

     2.8 Issuance of Letters of Credit.
         -----------------------------

     (a) Borrower may request Agent to issue or cause the issuance of a Letter of Credit by delivering to Agent at the Payment Office, Bank's standard form of Letter of Credit

Application (the "Letter of Credit Application") completed to the satisfaction of Agent and Bank; and, such other certificates, documents and other papers and information as Agent and Bank may reasonably request. Each Letter of Credit shall be either (x) a standby Letter of Credit issued to support the obligations (including pension or insurance obligations), contingent or otherwise, of the Borrower or any of its subsidiaries, or (y) a commercial Letter of Credit in respect of the purchase of goods or services by the Borrower or any of its subsidiaries in the ordinary course of business.

     (b) Each Letter of Credit shall, among other things, provide for the payment of sight drafts when presented for honor thereunder in accordance with the terms thereof and when accompanied by the documents described therein and have an expiry date not later than one (1) year after such Letter of Credit's date of issuance and in no event later than the last day of the Term. Each Letter of Credit Application and each Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, and any amendments or revision thereof and, to the extent not inconsistent therewith, the laws of the State of New York.

     2.9 Requirements For Issuance of Letters of Credit.
         ----------------------------------------------

     (a) In connection with the issuance of any Letter of Credit, Borrower shall indemnify, save and hold Agent and each Lender harmless from any loss, cost, expense or liability, including, without limitation, payments made by Agent and any Lender, and expenses and reasonable attorneys' fees incurred by Agent or any Lender arising out of, or in connection with, any Letter of Credit to be issued or created for Borrower. Borrower shall be bound by Agent's or any issuing or accepting bank's regulations and good faith interpretations of any Letter of Credit issued or created for its account, although this interpretation may be different from its own; and, neither Agent nor any Lender, the bank which opened the Letter of Credit, nor any of its correspondents shall be liable for any error, negligence, or mistakes, whether of omission or commission, in following Borrower's instructions or those contained in any Letter of Credit or of any modifications, amendments or supplements thereto or in issuing or paying any Letter of Credit, except for Agent's or such Lender's or such correspondents' own willful misconduct.

     (b) Borrower shall authorize and direct any bank which issues a Letter of Credit to name Borrower as the "Account Party" therein and to deliver to Agent all instruments, documents, and other writings and property received by the bank pursuant to the Letter of Credit and to accept and rely upon Agent's instructions and agreements with respect to all matters arising in connection with the Letter of Credit, the application therefor or any acceptance thereunder.

     (c) In connection with all Letters of Credit issued or caused to be issued by Agent under this Agreement, Borrower hereby appoints Agent, or its designee, as its attorney, with full power and authority to sign and/or endorse Borrower's name upon any warehouse or other receipts, letter of credit applications and acceptances; to sign Borrower's name on bills of lading; to clear Inventory through the United States of America Customs Department ("Customs") in the name of Borrower or Agent or Agent's designee, and to sign and deliver to Customs officials powers of attorney in the name of Borrower for such purpose; and to complete in Borrower's name or Agent's name, or in the name of Agent's designee, any order, sale or transaction, obtain the necessary documents in connection therewith, and collect the proceeds thereof. Neither Agent nor its attorneys will be liable for any acts or omissions nor for any error of judgment or mistakes of fact or law, except for Agent's or its attorney's own willful misconduct. This power, being coupled with an interest, is irrevocable during the Term and as long thereafter as any Letters of Credit remain outstanding.

     (d) Each Lender shall be deemed to have irrevocably purchased an undivided participation in Agent's credit support enhancement provided to the issuing bank of any Letter of Credit and each Revolving Advance made as a consequence of the issuance of a Letter of Credit and all disbursements thereunder in an amount equal to such Lender's applicable Commitment Percentage multiplied by the outstanding amount of the Letters of Credit and disbursements thereunder. In the event that at the time a disbursement under a Letter of Credit is made the unpaid balance of Revolving Advances exceeds or would exceed, with the making of such disbursement, the lesser of the Maximum Loan Amount or the Formula Amount, and such disbursement is not reimbursed by Borrower within two (2) Business Days, Agent shall promptly notify each Lender and upon Agent's demand each Lender shall pay to Agent such Lender's pro rata share of such unreimbursed disbursement together with such Lender's pro rata share of Agent's unreimbursed costs and expenses relating to such unreimbursed disbursement. Upon receipt by Agent of a repayment from Borrower of any amount disbursed under a Letter Credit by Agent for which Agent had already been reimbursed by Lenders, Agent shall deliver to each Lender that Lender's pro rata share of such repayment. Each Lender's participation commitment shall continue until the last to occur of any of the following events: (A) Agent ceases to be obligated to issue Letters of Credit hereunder; (B) no Letter of Credit issued hereunder remains outstanding and uncancelled or (C) all Persons (other than Borrower) have been fully reimbursed for all payments made under or relating to Letters of Credit.

     2.10 Additional  Payments.  Any sums expended by Agent or any Lender due to
          --------------------
Borrower's failure to perform or comply with its Obligations under this Agreement or any of the Other Documents including, without limitation, Borrower's obligations under Sections 4.2, 4.4, 4.12, 4.13, 4.14 and 6.1 hereof, may be charged to Borrower's account as a Revolving Advance, shall bear interest at the Revolving Interest Rate applicable to Domestic Rate Loans and shall be added to the Obligations.

     2.11 Manner of Borrowing and Payment.
          -------------------------------

     (a) Each borrowing of Revolving Advances shall be advanced according to the applicable Commitment Percentages of Lenders.

     (b) Each payment (including each prepayment and the proceeds of Receivables remitted to Agent by Factor) by Borrower on account of the principal of and interest on the Revolving Advances, shall be applied to the Revolving Advances pro rata according to the applicable Commitment Percentages of Lenders. Except as expressly provided herein, all payments

(including prepayments and the proceeds of Receivables remitted to Agent by Factor) to be made by Borrower on account of principal, interest and fees shall be made without set off or counterclaim and shall be made to Agent on behalf of the Lenders to the Payment Office, in each case on or prior to 1:00 P.M., New York time, in Dollars and in immediately available funds.

     (c) (i) Notwithstanding anything to the contrary contained in Sections 2.11(a) and (b) hereof, commencing with the first Business Day following the Closing Date, each borrowing of Revolving Advances shall be advanced by Agent and each payment by Borrower on account of Revolving Advances shall be applied first to those Revolving Advances made by Agent. On or before 1:00 P.M., New York time, on each Settlement Date commencing with the first Settlement Date following the Closing Date, Agent and Lenders shall make certain payments as follows: (1) if the aggregate amount of new Revolving Advances made by Agent during the preceding Week (if any) exceeds the aggregate amount of repayments applied to outstanding Revolving Advances during such preceding Week, then each Lender shall provide Agent with funds in an amount equal to its applicable Commitment Percentage of the difference between (x) such Revolving Advances and
(y) such repayments and (2) if the aggregate amount of repayments applied to outstanding Revolving Advances during such Week exceeds the aggregate amount of new Revolving Advances made during such Week, then Agent shall provide each Lender with funds in an amount equal to its applicable Commitment Percentage of the difference between (x) such repayments and (y) such Revolving Advances.

     (ii) Each Lender shall be entitled to earn interest at the applicable Revolving Interest Rate on outstanding Advances which it has funded.

     (iii) Promptly following each Settlement Date, Agent shall submit to each Lender a certificate with respect to payments received and Advances made during the Week immediately preceding such Settlement Date. Such certificate of Agent shall be conclusive in the absence of manifest error.

     (d) If any Lender or any Transferee (a "benefitted Lender") shall at any time receive any payment of all or part of its Advances, or interest thereon, or receive any Collateral in respect thereof (whether voluntarily or involuntarily or by set-off) in a greater proportion than any such payment to and Collateral received by any other Lender, if any, in respect of such other Lender's Advances, or interest thereon, and such greater proportionate payment or receipt of Collateral is not expressly permitted hereunder, such benefitted Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Advances, or shall provide such other Lender with the benefits of any such Collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such Collateral or proceeds ratably with each of Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned in cash, to the extent of such recovery, but without interest. Each Lender so purchasing a portion of another Lender's Advances may exercise all rights of payment (including, without limitation, rights of set off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

     (e) Unless Agent shall have been notified by telephone, confirmed in writing, by any Lender that such Lender will not make the amount which would constitute its applicable Commitment Percentage of the Advances available to Agent, Agent may (but shall not be obligated to) assume that such Lender shall make such amount available to Agent and, in reliance upon such assumption, make available to Borrower a corresponding amount. Agent will promptly notify Borrower of its receipt of any such notice from a Lender. If such amount is made available to Agent on a date after a Settlement Date, such Lender shall pay to Agent on demand an amount equal to the product of (i) the daily average Federal Funds Rate (computed on the basis of a year of 360 days) during such period as quoted by Agent times (ii) such amount, times (iii) the number of days from and including such Settlement Date to the date on which such amount becomes immediately available to Agent. A certificate of Agent submitted to any Lender with respect to any amounts owing under this paragraph (e) shall be conclusive, in the absence of manifest error. If such amount is not in fact made available to Agent by such Lender within three (3) Business Days after such Settlement Date, Agent shall be entitled to recover such an amount, with interest thereon at the rate per annum then applicable to such Revolving Advances hereunder, on demand from Borrower; provided, however, that Agent's right to such recovery shall not prejudice or otherwise adversely affect Borrower's rights (if any) against such Lender.

     2.12 Use of Proceeds.  Borrower shall apply the proceeds of Advances to (a)
          ---------------
fully repay existing senior secured  indebtedness (other than the Senior Notes);
(b) provide for its ongoing working capital including letters of credit; (c) pay fees and expenses relating to this transaction; and (d) provide for its general corporate purposes.

     2.13 Defaulting Lender.
          -----------------

     (a) Notwithstanding anything to the contrary contained herein, in the event any Lender (x) has refused (which refusal constitutes a breach by such Lender of its obligations under this Agreement) to make available its portion of any Advance or (y) notifies either Agent or Borrower that it does not intend to make available its portion of any Advance (if the actual refusal would constitute a breach by such Lender of its obligations under this Agreement) (each, a "Lender Default"), all rights and obligations hereunder of such Lender (a "Defaulting Lender") as to which a Lender Default is in effect and of the other parties hereto shall be modified to the extent of the express provisions of this Section
2.13 while such Lender Default remains in effect.

     (b) Advances shall be incurred pro rata from Lenders (the "Non-Defaulting Lenders") which are not Defaulting Lenders based on their respective Commitment Percentages, and no Commitment Percentage of any Lender or any pro rata share of any Advances required to be advanced by any Lender shall be increased as a result of such Lender Default. Amounts received in respect of principal of any type of Advances shall be applied to reduce the applicable Advances of each Lender pro rata based on the aggregate of the outstanding Advances of that type of all

Lenders at the time of such application; provided, that, such amount shall not be applied to any Advances of a Defaulting Lender at any time when, and to the extent that, the aggregate amount of Advances of any Non-Defaulting Lender exceeds such Non-Defaulting Lender's Commitment Percentage of all Advances then outstanding.

     (c) A Defaulting Lender shall not be entitled to give instructions to Agent or to approve, disapprove, consent to or vote on any matters relating to this
Agreement and the Other Documents. All amendments, waivers and other modifications of this Agreement and the Other Documents may be made without regard to a Defaulting Lender and, for purposes of the definition of "Required Lenders", a Defaulting Lender shall be deemed not to be a Lender and not to have Advances outstanding.

     (d) Other than as expressly set forth in this Section 2.13, the rights and obligations of a Defaulting Lender (including the obligation to indemnify Agent) and the other parties hereto shall remain unchanged. Nothing in this Section
2.13 shall be deemed to release any Defaulting Lender from its obligations under this Agreement and the Other Documents, shall alter such obligations, shall operate as a waiver of any default by such Defaulting Lender hereunder, or shall prejudice any rights which Borrower, Agent or any Lender may have against any Defaulting Lender as a result of any default by such Defaulting Lender hereunder.

     (e) In the event a Defaulting Lender retroactively cures to the satisfaction of Agent the breach which caused a Lender to become a Defaulting Lender, such Defaulting Lender shall no longer be a Defaulting Lender and shall be treated as a Lender under this Agreement.

III.     INTEREST AND FEES.
         -----------------

     3.1 Interest.  Interest on Advances shall be payable in arrears on the last
         --------
day of each month. Interest charges shall be computed on the actual principal of Advances outstanding during the month at a rate per annum equal to the applicable Revolving Interest Rate. Whenever, subsequent to the date of this Agreement, the Alternate Base Rate and/or the Eurodollar Rate is increased or decreased, the Revolving Interest Rate with respect to Domestic Rate Loans and/or Eurodollar Rate Loans, as the case may be, shall be similarly changed without notice or demand of any kind by an amount equal to the amount of such change in the Alternate Base Rate and/or the Eurodollar Rate, as the case may be, during the time such change or changes remain in effect. In the event that the aggregate outstanding amount of all Advances exceeds the lesser of the Maximum Loan Amount and the Formula Amount for five (5) or more days in any month during the Term (such excess, an "Overadvance"), the average daily balance of all Advances and other amounts charged or chargeable to Borrowers' account for such month shall bear interest at the Overadvance Rate. Upon and after the occurrence of an Event of Default, and during the continuation thereof, the Obligations shall bear interest at the Default Rate.

     3.2 Letter of Credit Fees.
         ---------------------

     (a) Borrower shall pay to (i) Agent for the ratable benefit of Lenders a fee computed at a rate of (A) one-eighth of one percent (1/8%) per month on the outstanding face amount of Letters of Credit that are not standby Letters of Credit during such month and (B) the per annum Revolving Interest Rate applicable to Domestic Rate Loans on the outstanding face amount of Letters of Credit that are standby Letters of Credit during such month, and (ii) Bank, for its own account, Bank's customary charges payable in connection with Letters of Credit as in effect from time to time (the "Letter of Credit Fees"). Such fees and charges shall be payable (x) in the case of any Letter of Credit, on its opening, (y) in the case of a standby Letter of Credit, (1) monthly thereafter in advance and (2) upon each increase in the outstanding amount thereof, and (z) in the case of any Letter of Credit that is not a standby Letter of Credit, at the time of each increase in face amount thereof. Any such charge in effect at the time of a particular transaction shall be the charge for that transaction, notwithstanding any subsequent change in Bank's prevailing charges for that type of transaction. All Letter of Credit Fees payable hereunder shall be deemed earned in full on the date when the same are due and payable hereunder and shall not be subject to rebate or proration upon the termination of this Agreement for any reason.

     (b) Upon termination of this Agreement or upon the occurrence and continuance of an Event of Default, Borrower will cause cash to be deposited and maintained in an account with Agent, as cash collateral for the ratable benefit of Lenders, in an amount equal to outstanding Letters of Credit, and Borrower hereby irrevocably authorizes Agent, in its discretion, on Borrower's behalf and in Borrower's name, to open such an account and to make and maintain deposits therein, or in an account opened by Borrower, in the amounts required to be made by Borrower, out of the proceeds of Receivables or other Collateral or out of any other funds of Borrower coming into Agent's possession at any time. Agent will invest such cash collateral (less applicable reserves) in such short-term money-market items as to which Agent and Borrower mutually agree and the net return on such investments shall be credited to such account and constitute additional cash collateral. Borrower may not withdraw amounts credited to any such account except upon payment and performance in full of all Obligations and termination of this Agreement.

     3.3  Commitment  Fee. If, for any month during the Term,  the average daily
          ---------------
outstanding balance of the Advances for each day of such month during such month is less than the Maximum Loan Amount, then Borrower shall pay to Agent, for the ratable benefit of Lenders, a fee at a rate equal to the product of the amount by which the Maximum Loan Amount in effect at such time exceeds such average daily outstanding balance of the Advances multiplied by (a) .30% if the Borrower's Leverage Ratio is greater than 4.0:1; (b) .25% if the Borrower's Leverage Ratio is greater than 3.0:1 but less than or equal to 4.0:1; and (c)
 .20% if the Borrower's Leverage Ratio is equal to or less than 3.0:1. The commitment fee shall be payable to Agent, for the ratable benefit of Lenders, in arrears on the last day of each month, and shall not be subject to refund, rebate or proration for any reason whatsoever. For the purposes of this Section 3.3, for any given date, the Borrower's Leverage Ratio shall be calculated as at the last day of Borrower's immediately preceding fiscal quarter as determined from the Borrower's financial statements most recently delivered to Agent from time to time in accordance with Section 9.8 hereof.

     3.4 Computation of Interest and Fees.  Interest and fees hereunder shall be
         --------------------------------
computed on the basis of a year of 360 days and for the actual number of days elapsed. If any payment to be made hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the applicable Revolving Interest Rate during such extension.

     3.5 Collateral Monitoring Fee. Borrower shall pay to Agent, for Agent's own
         -------------------------
account, on the first day of each month following any month in which Agent performs any collateral monitoring - namely any audit, field examination, collateral analysis or other business analysis, the need for which is to be reasonably determined by Agent and which monitoring is undertaken by Agent or for Agent's benefit - a collateral monitoring fee in an amount equal to Agent's per diem rate then in effect for each person employed to perform such monitoring, plus all reasonable costs and disbursements incurred by Agent in the performance of such examination or analysis (including, without limitation, charges for fees and expenses of outside auditors used by Agent).

     3.6  Maximum  Charges.  In no event  whatsoever  shall  interest  and other
          ----------------
charges charged hereunder exceed the highest rate permissible under law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that a court determines that Agent or any Lender has received interest and other charges hereunder in excess of the highest rate permissible hereto, such excess amount shall be first applied to any unpaid principal balance owed by Borrower, and if the then remaining excess amount is greater than the previously unpaid principal balance, Lenders shall promptly refund such excess amount to Borrowers and the provisions hereof shall be deemed amended to provide for such permissible rate.

     3.7  Increased  Costs.  In the event  that any  applicable  law,  treaty or
          ----------------
governmental regulation, or any change therein or in the interpretation or application thereof, or compliance by any Lender (for purposes of this Section 3.7, the term "Lender" shall include Agent or any Lender and any corporation or bank controlling Agent or any Lender) and the office or branch where Agent or any Lender (as so defined) makes or maintains any Eurodollar Rate Loans with any request or directive (whether or not having the force of law) from any central bank or other financial, monetary or other authority, shall:

     (a) subject Agent or any Lender to any tax of any kind whatsoever with respect to this Agreement or any Eurodollar Rate Loan or change the basis of taxation of payments to Agent or any Lender of principal, fees, interest or any other amount payable hereunder or under any Other Documents (except for changes in the rate of tax on the overall net income of Agent or any Lender by the jurisdiction in which it maintains its principal office);

     (b) impose, modify or hold applicable any reserve, special deposit, assessment or similar requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by, any office of Agent or any Lender, including (without limitation) pursuant to Regulation D of the Board of Governors of the Federal Reserve System; or

     (c) impose on Agent or any Lender or the London interbank Eurodollar market any other condition with respect to this Agreement, any Other Documents or any other Fixed Rate Loan;

and the result of any of the foregoing is to increase the cost to Agent or Lender of making, renewing or maintaining its Advances hereunder by an amount that Agent or such Lender deems to be material or to reduce the amount of any payment (whether of principal, interest or otherwise) in respect of any of the Advances by an amount that Agent or such Lender deems to be material, then, in any case Borrowers shall promptly pay Agent or such Lender, upon its demand, such additional amount as will compensate Agent or such Lender for such additional cost or such reduction, as the case may be, provided that the foregoing shall not apply to increased costs which are reflected in the Eurodollar Rate. Agent or such Lender shall certify the amount of such additional cost or reduced amount to Borrowers, and such certification shall be conclusive absent manifest error.

     3.8 Basis For Determining  Interest Rate Inadequate or Unfair. In the event
         ---------------------------------------------------------
that Agent or any Lender shall have determined that:

     (a) reasonable means do not exist for ascertaining the Eurodollar Rate;

     (b) Dollar deposits in the relevant amount and for the relevant maturity are not available in the London interbank Eurodollar market, with respect to an outstanding Eurodollar Rate Loan, a proposed Eurodollar Rate Loan, or a proposed conversion of a Domestic Rate Loan into a Eurodollar Rate Loan;

then Agent shall give Borrower prompt written, telephonic or telegraphic notice of such determination. If such notice is given, (i) any such requested Eurodollar Rate Loan shall be made as a Domestic Rate Loan, unless Borrower shall notify Agent no later than 10:00 a.m. (New York City time) two (2) Business Days prior to the date of such proposed borrowing, that its request for such borrowing shall be canceled or made as an unaffected type of Eurodollar Rate Loan, and (ii) any Domestic Rate Loan or Eurodollar Rate Loan which was to have been converted to an affected type of Eurodollar Rate Loan shall be continued as or converted into a Domestic Rate Loan. Until such notice has been withdrawn, Lenders shall have no obligation to make a Eurodollar Rate Loan or maintain outstanding Eurodollar Rate Loans and Borrower shall not have the right to convert a Domestic Rate Loan into a Eurodollar Rate Loan.

     3.9 Capital Adequacy.
         ----------------

     (a) In the event that Agent or any Lender shall have determined that any applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Agent or any Lender (for purposes of this Section 3.9, the term "Lender" shall include Agent or any Lender and any corporation or bank controlling Agent or any Lender) and the office or branch where Agent or any Lender (as so defined) makes or maintains any Eurodollar Rate Loans with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on Agent's or any Lender's capital as a consequence of its obligations hereunder to a level below that which Agent or such Lender could have achieved but for such adoption, change or compliance (taking into consideration Agent's and each Lender's policies with respect to capital adequacy) by an amount deemed by Agent or any Lender to be material, then, from time to time, Borrowers shall pay upon demand to Agent or such Lender such additional amount or amounts as will compensate Agent or such Lender for such reduction. In determining such amount or amounts, Agent or such Lender may use any reasonable averaging or attribution methods. The protection of this Section 3.9 shall be available to Agent and each Lender regardless of any possible contention of invalidity or inapplicability with respect to the applicable law, regulation or condition.

     (b) A certificate of Agent or such Lender setting forth such amount or amounts as shall be necessary to compensate Agent or such Lender with respect to
Section 3.9(a) hereof when delivered to Borrowers shall be conclusive absent manifest error.


     IV. COLLATERAL: GENERAL TERMS
         -------------------------

     4.1 Security  Interest in the Collateral.  To secure the prompt payment and
         ------------------------------------
performance to Agent and each Lender of the Obligations, Borrower hereby assigns, pledges and grants to Agent for itself and the ratable benefit of each Lender a continuing, exclusive (except for Receivables factored and assigned to Factor) first priority security interest in and to all of its Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located, except that, the security interest in and to the Receivables granted by Borrower to Factor shall be senior to the security interests of Agent in and to such Receivables. Borrower shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect Agent's security interest ("Agent's security interest") and shall cause its financial statements to reflect such security interest.

     4.2  Perfection of Security  Interest.  Borrower shall take all action that
          --------------------------------
may be necessary or desirable, or that Agent may request, so as at all times to maintain the validity, perfection, enforceability and priority of Agent's security interest in the Collateral or to enable Agent to protect, exercise or enforce its rights hereunder and in the Collateral, including, but not limited to, (a) immediately discharging all Liens other than Permitted Encumbrances, delivering to Agent, endorsed or accompanied by such instruments of assignment as Agent may specify, and stamping or marking, in such manner as Agent may specify, any and all chattel paper, instruments, letters of credits and advices thereof and documents evidencing or forming a part of the Collateral, entering into warehousing, lockbox and other custodial arrangements satisfactory to Agent, and executing and delivering financing statements, instruments of pledge, mortgages, notices and assignments, in each case in form and substance satisfactory to Agent, relating to the creation, validity, perfection, maintenance or continuation of Agent's security interest under the Uniform Commercial Code or other applicable law. Agent is hereby authorized to file financing statements signed by Agent instead of Borrower in accordance with Section 9-402(2) of the Uniform Commercial Code as adopted in the State of New York. All charges, expenses and fees Agent may incur in doing any of the foregoing, and any local taxes relating thereto, shall be charged to Borrower's account as a Revolving Advance, shall bear interest at the Revolving Interest Rate applicable to Domestic Rate Loans, and shall be added to the Obligations, or, at Agent's option, shall be paid to Agent for the ratable benefit of Lenders immediately upon demand.

     4.3  Disposition  of  Collateral.  Borrower will  safeguard and protect all
          ---------------------------
Collateral for Agent's general account and make no disposition thereof whether by sale, lease or otherwise except (i) the sale of Inventory in the ordinary course of business, and (ii) the transfer and/or sale of Receivables to Factor.

     4.4 Preservation of Collateral.  In addition to the rights and remedies set
         --------------------------
forth in Section 11.1 hereof, Agent: (a) may at any time take such steps as Agent deems necessary to protect Agent's security interest in and to preserve the Collateral, including the hiring of such security guards or the placing of other security protection measures as Agent may deem appropriate; (b) may employ and maintain at Borrower's premises a custodian who shall have full authority to do all acts necessary to protect Agent's security interests in the Collateral;
(c) may lease warehouse facilities to which Agent may move all or part of the Collateral; (d) may use Borrower's owned or leased lifts, hoists, trucks and other facilities or equipment for handling or removing the Collateral; and (e) shall have, and is hereby granted, a right of ingress and egress to the places where the Collateral is located, and may proceed over and through Borrower's owned or leased property. Borrower shall cooperate fully with all of Agent's efforts to preserve the Collateral and will take such actions to preserve the Collateral as Agent may direct. All of Agent's expenses of preserving the Collateral, including any costs, fees and expenses relating to the bonding of a custodian, shall be charged to Borrower's account as a Revolving Advance, shall bear interest at the Revolving Interest Rate applicable to Domestic Rate Loans and shall be added to the Obligations. Agent shall, at Borrower's request from time to time, provide to Borrower documentation substantiating any costs, fees and expenses charged to Borrower's account under this Section 4.4.

     4.5 Ownership of Collateral.  With respect to the  Collateral,  at the time
         -----------------------
the Collateral becomes subject to Agent's security interest: (a) Borrower shall be the sole owner of and fully authorized and able to sell, transfer, pledge and/or grant a first priority security interest in each and every item of its respective Collateral to Agent; and, except for Permitted Encumbrances the Collateral shall be free and clear of all Liens and encumbrances whatsoever; (b) each document and agreement executed by each Borrower or delivered to Agent or any Lender in connection with this Agreement shall be true and correct in all material respects; (c) all signatures and endorsements of Borrower that appear on such documents and agreements shall be genuine and Borrower shall have full capacity to execute same; and (d) Borrower's Inventory shall be located as set forth on Schedule 4.5 and shall not be removed from such location(s) without the prior written consent of Agent except with respect to the sale of Inventory in the ordinary course of business.

     4.6  Defense of Agent's  and  Lender's  Interests.  Until (a)  payment  and
          --------------------------------------------
performance in full of all of the Obligations and (b) termination of this Agreement, Agent's security interests in the Collateral shall continue in full force and effect. During such period Borrower shall not, without Agent's prior written consent, pledge, sell (except Inventory in the ordinary course of business and Receivables to Factor), assign, transfer, create or suffer to exist a Lien upon or encumber or allow or suffer to be encumbered in any way except for Permitted Encumbrances, any part of the Collateral. Borrower shall defend
Agent's  security  interests  in the  Collateral  against  any and  all  Persons whatsoever. At any time following demand by Agent for payment of all Obligations, Agent shall have the right to take possession of the indicia of the Collateral and the Collateral in whatever physical form contained, including without limitation: labels, stationery, documents, instruments and advertising materials. If Agent exercises this right to take possession of the Collateral, Borrower shall, upon demand, assemble it in the best manner possible and make it available to Agent at a place reasonably convenient to Agent. In addition, with respect to all Collateral, Agent and Lenders shall be entitled to all of the rights and remedies set forth herein and further provided by the Uniform Commercial Code or other applicable law. Borrower shall, and Agent may, at its option, instruct all suppliers, carriers, forwarders, warehouses or others receiving or holding cash, checks, Inventory, documents or instruments in which Agent holds a security interest to deliver same to Agent and/or subject to Agent's order and if they shall come into Borrower's possession, they, and each of them, shall be held by Borrower in trust as Agent's trustee, and Borrower will immediately deliver them to Agent in their original form together with any necessary endorsement.

     4.7 Books and Records.  Borrower  shall (a) keep proper books of record and
         -----------------
account in which full, true and correct entries will be made of all dealings or transactions of or in relation to its business and affairs; (b) set up on its books accruals with respect to all taxes, assessments, charges, levies and claims; and (c) on a reasonably current basis set up on its books, from its earnings, allowances against doubtful Receivables, advances and investments and all other proper accruals (including without limitation by reason of enumeration, accruals for premiums, if any, due on required payments and accruals for depreciation, obsolescence, or amortization of properties), which should be set aside from such earnings in connection with its business. All determinations pursuant to this subsection shall be made in accordance with, or as required by, GAAP consistently applied in the opinion of the Accountants, as shall then be regularly engaged by Borrower.

     4.8  Financial  Disclosure.  Borrower  hereby  irrevocably  authorizes  and
          ---------------------
directs all accountants and auditors employed by Borrower at any time during the Term to exhibit and deliver to Agent and each Lender copies of any of the Borrower's financial statements, trial balances or other accounting records of any sort in the accountant's or auditor's possession, and to disclose to Agent and each Lender any information such accountants may have concerning Borrower's financial status and business operations.

     4.9  Compliance  with Laws.  Borrower  shall  comply with all acts,  rules,
          ---------------------
regulations and orders of any legislative, administrative or judicial body or official applicable to its respective Collateral or any part thereof or to the operation of Borrower's business the non-compliance with which could have a Material Adverse Effect on Borrower.

     4.10 Inspection of Premises. At all reasonable times, Agent and each Lender
          ----------------------
shall have full access to and the right to audit, check, inspect and make abstracts and copies from Borrower's books, records, audits, correspondence and all other papers relating to the Collateral and the operation of Borrower's business. Agent, any Lender and their agents may enter upon Borrower's premises at any time during business hours and at any other reasonable time, and from time to time, for the purpose of inspecting the Collateral and any and all records pertaining thereto and the operation of Borrower's business.

     4.11 Insurance. Borrower shall bear the full risk of any loss of any nature
          ---------
whatsoever with respect to the Collateral except to the extent that Factor has assumed and retained the Credit Risk on any Receivable pursuant to the Factoring Agreement. At Borrower's own cost and expense in amounts and with carriers acceptable to Agent, Borrower shall keep all its insurable properties and properties in which Borrower has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to Borrower's including, without limitation, business interruption insurance; maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which Borrower is engaged in business; furnish Agent with copies of all policies and evidence of the maintenance of such policies by the renewal thereof at least thirty (30) days before any expiration date, and appropriate loss payable endorsements in form and substance satisfactory to Agent, naming Agent as a co-insured and loss payee as its interests may appear with respect to all insurance coverage referred to above with respect to property in which Agent has an interest and providing (A) that all proceeds thereunder shall be payable to Agent, (B) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy, and (C) that such policy and loss payable clauses may not be canceled, amended or terminated unless at least thirty (30) days' prior written notice is given to Agent. In the event of any loss thereunder, the carriers named therein hereby are directed by Agent and Borrower to make payment for such loss to Agent and not to Borrower and Agent jointly. If any insurance losses are paid by check, draft or other instrument payable to Borrower and Agent jointly, Agent may endorse Borrower's name thereon and do such other things as Agent may deem advisable to reduce the same to cash. Agent is hereby authorized to adjust and compromise claims under insurance coverage referred to in clauses (a) and (b) above. All loss recoveries received by Agent upon any such insurance may be applied to the Obligations, in such order as Agent in its sole discretion shall determine. Any surplus shall be paid by Agent to Borrower or applied as may be otherwise required by law. Any deficiency thereon shall be paid by Borrower to Agent, on demand.

     4.12 Failure to Pay  Insurance.  If Borrower  fails to obtain  insurance as
          -------------------------
hereinabove provided, or to keep the same in force, Agent, if Agent so elects, may obtain such insurance and pay the premium therefor for Borrower's account, and charge Borrower's account therefor and such expenses so paid shall be part of the Obligations.

     4.13 Payment of Taxes. Borrower will pay, when due, all taxes,  assessments
          ----------------
and other Charges lawfully levied or assessed upon Borrower or any of the Collateral including, without limitation, real and personal property taxes, assessments and charges and all franchise, income, employment, social security benefits, withholding, and sales taxes except that Borrower may contest such taxes, assessments and charges in good faith, provided that, Borrower has taken adequate reserves on its books and records for such taxes and has prosecuted such contests in accordance with all applicable tax regulations for appeal. If any Charge by any governmental authority is or may be imposed on or as a result of any transaction between Borrower, Agent and Lenders which Agent or any Lender may be required to withhold or pay or if any Charges remain unpaid after the date fixed for their payment, or if any claim shall be made which, in Agent's or Lenders' judgment may possibly create a valid Lien on the Collateral, Agent may without notice to Borrower pay the Charges and Borrower hereby indemnifies and holds Agent and each Lender harmless in respect thereof. The amount of any payment by Agent under this Section 4.13 shall be charged to the Borrower's account as a Revolving Advance and added to the Obligations and, until Borrower shall furnish Agent and each Lender with an indemnity therefor (or supply Agent with evidence satisfactory to Agent and each Lender that due provision for the payment thereof has been made), Agent may hold without interest any balance standing to Borrower's credit and Agent shall retain Agent's security interest in any and all Collateral held by Agent.

     4.14 Payment of  Leasehold  Obligations.  Borrower  shall at all times pay,
          ----------------------------------
when and as due, its rental obligations under all material leases under which it is a tenant, and shall otherwise comply, in all material respects, with all other terms of such leases and, at Agent's reasonable request, will provide evidence of having done so.

     4.15 Receivables.
          -----------

     (a) Nature of Receivables. Each of the Receivables shall be a bona fide and
         ---------------------
valid account representing a bona fide indebtedness incurred by the Customer therein named, for a fixed sum as set forth in the invoice relating thereto (provided immaterial invoice errors shall not be deemed to be a breach hereof) with respect to an absolute sale or lease and delivery of goods upon stated terms of Borrower, or work, labor or services theretofore rendered by Borrower as of the date each Receivable is created. Each Receivable shall be due and owing in accordance with Borrower's standard terms of sale for such Customer without dispute, setoff or counterclaim except as may be stated on the accounts receivable schedules delivered by Borrower to Agent.

     (b)  Solvency of  Customers.  Each  Customer,  to the extent of  Borrower's
          ----------------------
actual knowledge, as of the date each Receivable is created, is and will be solvent and able to pay all Receivables on which the Customer is obligated in full when due or with respect to such Customers of Borrower who are not solvent Borrower has set up on its books and in its financial records bad debt reserves adequate to cover such Receivables.

     (c) Locations of Borrower.  Borrower's chief executive office is located at
         ---------------------
the address set forth on Schedule 4.15(c) hereto. Until written notice is given to Agent by Borrower of any other office at which Borrower keeps its records pertaining to Receivables, all such records shall be kept at such executive office.

     (d)  Collection of  Receivables.  Subject to the rights of Factor under the
          --------------------------
Factoring Agreement, until Borrower's authority to do so is terminated by Agent (which notice Agent may give at any time following the occurrence of an Event of Default or a Default or when Agent in its sole discretion deems it to be in Lenders' best interests to do so), Borrower will, at Borrower's sole cost and expense, but on Agent's behalf and for Agent's account, collect as Agent's property and in trust for Agent all amounts received on Receivables, and shall not commingle such collections with Borrower's funds or use the same except to pay Obligations. Borrower shall, upon request, deliver to Agent, the Blocked Account or the Depository Account in original form and on the date of receipt thereof, all checks, drafts, notes, money orders, acceptances, cash and other evidences of Indebtedness.

     (e)  Notification  of Assignment of  Receivables.  Subject to the rights of
          -------------------------------------------
Factor under the Factoring Agreement, and upon the consent of the Factor, Agent shall have the right to send notice of the assignment of, and Agent's security interest in, the Receivables to any and all Customers or any third party holding or otherwise concerned with any of the Collateral. Thereafter, Agent shall have the sole right to collect the Receivables, take possession of the Collateral, or both. Agent's actual collection expenses, including, but not limited to, stationery and postage, telephone and telegraph, secretarial and clerical expenses and the salaries of any collection personnel used for collection, may be charged to Borrower's account and added to the Obligations.

     (f) Power of Agent to Act on  Borrower's  Behalf.  Subject to the rights of
         --------------------------------------------
Factor under the Factoring Agreement, Agent shall have the right to receive, endorse, assign and/or deliver in the name of Agent or Borrower any and all checks, drafts and other instruments for the payment of money relating to the Receivables, and Borrower hereby waives notice of presentment, protest and non-payment of any instrument so endorsed. Borrower hereby constitutes Agent or Agent's designee as Borrower's attorney with power (i) to endorse Borrower's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral; (ii) to sign Borrower's name on any invoice or bill of lading relating to any of the Receivables, drafts against Customers, assignments and verifications of Receivables; (iii) to send verifications of Receivables to any Customer; (iv) to sign Borrower's name on all financing statements or any other documents or instruments deemed necessary or appropriate by Agent to preserve, protect, or perfect Agent's security interest in the Collateral and to file same; (v) to demand payment of the Receivables; (vi) to enforce payment of the Receivables by legal proceedings or otherwise; (vii) to exercise all of Borrower's rights and remedies with respect to the collection of the Receivables and any other Collateral; (viii) to settle, adjust, compromise, extend or renew the Receivables; (ix) to settle, adjust or compromise any legal proceedings brought to collect Receivables; (x) to prepare, file and sign Borrower's name on a proof of claim in bankruptcy or similar document against any Customer; (xi) to prepare, file and sign Borrower's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables; and (xii) to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission nor for any error of judgment or mistake of fact or of law, unless done maliciously or with gross (not mere) negligence; this power being coupled with an interest is irrevocable during the Term and thereafter while any of the Obligations remain unpaid. Agent shall have the right at any time following the occurrence of an Event of Default to change the address for delivery of mail addressed to Borrower to such address as Agent may designate and to receive, open and dispose of all mail addressed to Borrower.

     (g)  No  Liability.   Neither  Agent  nor  any  Lender  shall,   under  any
          -------------
circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Receivables or any instrument received in payment thereof, or for any damage resulting therefrom. Subject to the Rights of the Factor under the Factoring Agreement, Agent may, without notice or consent from Borrower, sue upon or otherwise collect, extend the time of payment of, compromise or settle for cash, credit or upon any terms any of the Receivables or any other securities, instruments or insurance applicable thereto and/or release any obligor thereof. Agent is authorized and empowered to accept the return of the goods represented by any of the Receivables, without notice to or consent by Borrower, all without discharging or in any way affecting Borrower's liability hereunder.

     (h) Establishment of a Lockbox Account,  Dominion Account.  All proceeds of
         -----------------------------------------------------
Collateral shall, at the direction of Agent, be deposited by Borrower into a lockbox account, dominion account or such other blocked account ("Blocked Accounts") as Agent may require pursuant to an arrangement with such bank as may be selected by Borrower and be acceptable to Agent. Borrower shall issue to any such bank, an irrevocable letter of instruction directing said bank to transfer such funds so deposited to Agent, either to any account maintained by Agent at said bank or by wire transfer to appropriate account(s) of Agent. All funds deposited in such Blocked Account shall immediately become the property of Agent and Borrower shall obtain the agreement by such bank to waive any offset rights against the funds so deposited. Neither Agent nor any Lender assumes any responsibility for any Blocked Account arrangement, including, without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder. Alternatively, Agent may establish depository accounts ("Depository Accounts") in the name of Agent at a bank or banks for the deposit of such funds and Borrower shall deposit all proceeds of Collateral or cause same to be deposited, in kind, in such Depository Accounts of Agent in lieu of depositing same to the Blocked Accounts.

     (i) Adjustments.  Borrower will not, without Agent's consent, compromise or
         -----------
adjust any Receivables (or extend the time for payment thereof) or accept any returns of merchandise or grant any additional discounts, allowances or credits thereon except for those compromises, adjustments, returns, discounts, credits and allowances (a) that are customary in the business of Borrower or (b) to which the Factor has consented.

     4.16  Inventory.  All Inventory has been, and will be, produced by Borrower
           ---------
in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder.

     4.17 Maintenance of Equipment. The Equipment material to the conduct of the
          ------------------------
Borrower's business shall be maintained in good operating condition and repair (reasonable wear and tear excepted) and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Equipment shall be maintained and preserved to the extent and in the manner customary for companies in businesses similar to the Borrower.

     4.18 Exculpation of Liability.  Nothing herein contained shall be construed
          ------------------------
to constitute Agent or any Lender as Borrower's agent for any purpose whatsoever, nor shall Agent or any Lender be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof. Neither Agent nor any Lender, whether by anything herein or in any assignment or otherwise, assume Borrower's obligations under any contract or agreement assigned to Agent or such Lender, and neither Agent nor any Lender shall be responsible in any way for the performance by Borrower of any of the terms and conditions thereof.

     4.19 Environmental Matters.
          ---------------------

     (a) Borrower shall ensure that the Real Property remains in compliance with all applicable Environmental Laws and shall not place or permit to be placed any Hazardous Substances on any Real Property except as authorized by applicable Environmental Laws.

     (b) Borrower shall establish and maintain a system to assure and monitor continued compliance with all applicable Environmental Laws which system shall include periodic reviews of such compliance.

     (c) Borrower shall employ in connection with the use of the Real Property appropriate technology necessary to maintain compliance with any applicable Environmental Laws and dispose of any and all Hazardous Waste generated at the Real Property only at facilities and with carriers that maintain valid permits under RCRA and any other applicable Environmental Laws. Borrower shall use its best efforts to obtain certificates of disposal, such as hazardous waste manifest receipts, from all treatment, transport, storage or disposal facilities or operators employed by Borrower in connection with the transport or disposal of any Hazardous Waste generated at the Real Property.

     (d) If Borrower obtains, gives or receives notice of any Release or threat of Release of a reportable quantity of any Hazardous Substances at the Real Property (any such event being hereinafter referred to as a "Hazardous Discharge") or receives any notice of violation, request for information or notification that it is potentially responsible for investigation or cleanup of environmental conditions at the Real Property, demand letter or complaint, order, citation, or other written notice with regard to any Hazardous Discharge or violation of Environmental Laws affecting the Real Property or Borrower's interest therein (any of the foregoing is referred to herein as an "Environmental Complaint") from any Person, including any state agency responsible in whole or in part for environmental matters in the state in which the Real Property is located or the United States Environmental Protection Agency (any such person or entity hereinafter the "Authority") in each case, then Borrower shall promptly, and in any event within ten (10) Business Days, give written notice of same to Agent detailing facts and circumstances of which Borrower is aware giving rise to the Hazardous Discharge or Environmental Complaint. Such information is to be provided to allow Agent to protect its security interest in the Collateral and is not intended to create nor shall it create any obligation upon Agent or any Lender with respect thereto.

     (e) Borrower shall promptly forward to Agent copies of any request for information, notification of potential liability, demand letter relating to potential responsibility with respect to the investigation or cleanup of Hazardous Substances at any other site owned, operated or used by Borrower to dispose of Hazardous Substances and shall continue to forward copies of material correspondence between Borrower and the Authority regarding such claims to Agent until the claim is settled. Borrower shall promptly forward to Agent copies of all documents and reports concerning a Hazardous Discharge at the Real Property that Borrower is required to file under any Environmental Laws. Such information is to be provided solely to allow Agent to protect Agent's security interest in the Collateral.

     (f) Borrower shall respond promptly to any Hazardous Discharge or Environmental Complaint and take all necessary action in order to safeguard the health of any Person and to avoid subjecting the Collateral or Real Property to any Lien.

     (g) Promptly upon the written request of Agent, Borrower shall provide Agent, at Borrower's expense, with an environmental site assessment or environmental audit report prepared by an environmental engineering firm acceptable in the reasonable opinion of Agent, to assess with a reasonable degree of certainty the existence of a Hazardous Discharge and the potential costs in connection with abatement, cleanup and removal of any Hazardous Substances found on, under, at or within the Real Property. Any report or investigation of such Hazardous Discharge proposed and acceptable to an appropriate Authority that is charged to oversee the clean-up of such Hazardous Discharge shall be acceptable to Agent. If such estimates, individually or in the aggregate, exceed $100,000, Agent shall have the right to require Borrower to post a bond, letter of credit or other security reasonably satisfactory to Agent to secure payment of these costs and expenses.

     (h) Borrower shall defend and indemnify Agent and Lenders and hold Agent, Lenders and their respective employees, agents, directors and officers harmless from and against all loss, liability, damage and expense, claims, costs, fines and penalties, including attorney's fees, suffered or incurred by Agent or Lenders under or on account of any Environmental Laws, including, without limitation, the assertion of any Lien thereunder, with respect to any Hazardous Discharge, the presence of any Hazardous Substances affecting the Real Property, whether or not the same originates or emerges from the Real Property or any contiguous real estate, including any loss of value of the Real Property as a result of the foregoing except to the extent such loss, liability, damage and expense is attributable to any Hazardous Discharge resulting from actions on the part of Agent or any Lender. Borrower's obligations under this Section 4.19 shall arise upon the discovery of the presence of any Hazardous Substances at the Real Property, whether or not any federal, state, or local environmental agency has taken or threatened any action in connection with the presence of any Hazardous Substances. Borrower's obligation and the indemnifications hereunder shall survive the termination of this Agreement.

     (i) For purposes of Section 4.19 and 5.7, all references to Real Property shall be deemed to include all of Borrower's right, title and interest in and to its owned and leased premises.

     4.20  Financing  Statements.  Except as respects the  financing  statements
           ---------------------
filed by Agent and the financing statements described on Schedule 1.2, no financing statement covering any of the Collateral or any proceeds thereof is on file in any public office.


     V. REPRESENTATIONS AND WARRANTIES.
        ------------------------------

     Borrower represents and warrants to the Agent and each of the Lenders as follows:

     5.1 Authority.  Borrower has full power, authority and legal right to enter
         ---------
into this Agreement and the Other Documents and to perform all its Obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and of the Other Documents (a) are within Borrower's corporate powers, have been duly authorized, are not in contravention of law or the terms of Borrower's by-laws, certificate of incorporation or other applicable documents relating to Borrower's formation or to the conduct of Borrower's business or of any material agreement or undertaking to which Borrower is a party or by which Borrower is bound, and (b) will not conflict with nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of Borrower under the provisions of any agreement, charter document, instrument, by-law, or other instrument to which Borrower or its property is a party or by which it may be bound.

     5.2 Formation and Qualification.
         ---------------------------

     (a) Borrower is duly incorporated and in good standing under the laws of Delaware and is qualified to do business and is in good standing in the states of North Carolina and South Carolina which constitute all states in which qualification and good standing are necessary for Borrower to conduct its business and own its property and where the failure to so qualify could have a Material Adverse Effect on Borrower. Borrower has delivered to Agent true and complete copies of its certificate of incorporation and by-laws and will promptly notify Agent of any amendment or changes thereto.

     (b) The only Subsidiary of Borrower is Delta Mills Marketing, Inc., a Delaware corporation.

     5.3 Survival of Representations  and Warranties.  All  representations  and
         -------------------------------------------
warranties of Borrower contained in this Agreement and the Other Documents shall be true at the time of Borrower's execution of this Agreement and the Other Documents, and shall survive the execution, delivery and acceptance thereof by the parties thereto and the closing of the transactions described therein or related thereto.

     5.4  Tax  Returns.   Borrower's  federal  tax   identification   number  is
          ------------
13-2677657. Borrower has filed all federal, state and local tax returns and other reports it is required by law to file through fiscal year 1998 and has paid all taxes, assessments, fees and other governmental charges that are due and payable except for those being contested in good faith in accordance with
Section 4.13 of this Agreement. Borrower has not received any notice of audit or investigation with respect to its returns through fiscal year 1998. The provision for taxes on the books of Borrower are adequate for all years not closed by applicable statutes, and for its current fiscal year, and Borrower has no knowledge of any deficiency or additional assessment in connection therewith not provided for on its books.

     5.5 Financial Statements.
         --------------------

     (a) The pro forma balance sheets of Borrower on a consolidated basis (the "Pro Forma Balance Sheet") furnished to Agent on the Closing Date reflects the consummation of the transactions contemplated under this Agreement (collectively, the "Transactions") and is accurate, complete and correct and fairly reflects the financial condition of Borrower on a consolidated basis as of the Closing Date after giving effect to the Transactions, and has been prepared in accordance with GAAP, consistently applied. The Pro Forma Balance Sheet has been certified as accurate, complete and correct in all material respects by the President or Chief Financial Officer of Borrower. All financial statements referred to in this subsection 5.5(a), including the related schedules and notes thereto, have been prepared, in accordance with GAAP, except as may be disclosed in such financial statements.

     (b) The twelve-month cash flow projections of Borrower on a consolidated basis and its projected balance sheets as of the Closing Date, copies of which are annexed hereto as Exhibit 5.5(b) (the "Projections") were prepared by the Chief Financial Officer of Borrower, are based on underlying assumptions which provide a reasonable basis for the projections contained therein and reflect Borrower's judgment based on present circumstances of the most likely set of conditions and course of action for the projected period. The cash flow Projections together with the Pro Forma Balance Sheet, are referred to as the "Pro Forma Financial Statements".

     5.6 Corporate Name. Borrower has not been known by any other corporate name
         --------------
in the past five years and does not sell Inventory or perform services under any other name except as set forth on Schedule 5.6, nor has Borrower been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person during the preceding five (5) years.

     5.7 O.S.H.A. and Environmental Compliance.
         -------------------------------------

     (a) Borrower has duly complied with, and its facilities, business, assets, property, leaseholds and Equipment are in compliance in all material respects with, the provisions of the Federal Occupational Safety and Health Act, the Environmental Protection Act, RCRA and all other Environmental Laws; there are no outstanding citations, notices or orders of non-compliance issued to Borrower or relating to its business, assets, property, leaseholds or Equipment under any such laws, rules or regulations.

     (b) Except to the extent non-compliance would not have a Material Adverse Effect, Borrower has been issued all required federal, state and local licenses, certificates or permits relating to all applicable Environmental Laws.

     (c) To the best of Borrower's knowledge, (i) there are no visible signs of releases, spills, discharges, leaks or disposal (collectively referred to as "Releases") of Hazardous Substances at, upon, under or within any Real Property;
(ii) except as disclosed on Schedule 5.7, there are no underground storage tanks or polychlorinated biphenyls on the Real Property; (iii) the Real Property has never been used as a treatment, storage or disposal facility of Hazardous Waste; and (iv) no Hazardous Substances are present on the Real Property, excepting such quantities as are handled in accordance with all applicable manufacturer's instructions and governmental regulations and in proper storage containers and as are necessary for the operation of the commercial business of Borrower or of its tenants.

     5.8 Solvency; No Litigation, Violation, Indebtedness or Default.
         -----------------------------------------------------------

     (a) After giving effect to the Transactions, Borrower will be solvent, able to pay its debts as they mature, will have capital sufficient to carry on its business and all businesses in which it is about to engage, and (i) as of the Closing Date, the fair present saleable value of its assets, calculated on a going concern basis, is in excess of the amount of its liabilities and (ii) subsequent to the Closing Date, the fair saleable value of its assets (calculated on a going concern basis) will be in excess of the amount of its liabilities.

     (b) Except as disclosed in Schedule 5.8(b), Borrower does not have (i) any pending or threatened, litigation, arbitration, actions or proceedings which involve a reasonable possibility of having a Material Adverse Effect on Borrower, and (ii) any Indebtedness other than the Obligations.

     (c) Borrower is not in violation of any applicable statute, regulation or ordinance in any respect which could reasonably be expected to have a Material Adverse Effect on Borrower, nor is Borrower in violation of any order of any court, governmental authority or arbitration board or tribunal.

(d) Neither Borrower nor any member of the Controlled Group maintains or contributes to any ERISA Plan other than those listed on Schedule 5.8(d) hereto. Except as set forth in Schedule 5.8(d), (i) no Plan has incurred any "accumulated funding deficiency," as defined in Section 302(a)(2) of ERISA and
Section 412(a) of the Code, whether or not waived, and Borrower and each member of the Controlled Group has met all applicable minimum funding requirements under Section 302 of ERISA in respect of each Plan, (ii) each Plan which is intended to be a qualified plan under Section 401(a) of the Code as currently in effect has been determined by the Internal Revenue Service to be qualified under
Section 401(a) of the Code and the trust related thereto is exempt from federal income tax under Section 501(a) of the Code, (iii) neither Borrower nor any member of the Controlled Group has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due which are unpaid, (iv) no Plan has been terminated by the plan administrator thereof nor by the PBGC, and there is no occurrence which would cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Plan, (v) at this time, the current value of the assets of each Plan exceeds the present value of the accrued benefits and other liabilities of such Plan and neither
Borrower nor any member of the Controlled Group knows of any facts or circumstances which would materially change the value of such assets and accrued benefits and other liabilities, (vi) neither Borrower or any member of the Controlled Group has breached any of the responsibilities, obligations or duties imposed on it by ERISA with respect to any Plan, (vii) neither Borrower or any member of a Controlled Group has incurred any liability for any excise tax arising under Section 4972 or 4980B of the Code, and no fact exists which could give rise to any such liability, (viii) neither Borrower nor any member of the Controlled Group or any fiduciary of, or any trustee to, any Plan, has engaged in a "prohibited transaction" described in Section 406 of the ERISA or Section 4975 of the Code or taken any action which would constitute or result in a Termination Event with respect to any such Plan which is subject to ERISA, (ix) Borrower and each member of the Controlled Group has made all contributions due and payable with respect to each Plan, (x) there exists no event described in
Section 4043(b) of ERISA, for which the thirty (30) day notice period contained in 29 CFR Section 2615.3 has not been waived, (xi) no Borrower or any member of the Controlled Group has any fiduciary responsibility for investments with respect to any plan existing for the benefit of persons other than employees or former employees of any Borrower and any member of the Controlled Group, and no Borrower or and (xii) during the last three years neither Borrower nor any member of the Controlled Group has withdrawn, completely or partially, from any Multiemployer Plan so as to incur liability under the Multiemployer Pension Plan Amendments Act of 1980.

     5.9 Patents,  Trademarks,  Copyrights  and  Licenses.  All patents,  patent
         ------------------------------------------------
applications,  trademarks,  trademark applications,  service marks, service mark applications, copyrights, copyright applications, design rights, tradenames, assumed names, trade secrets and licenses owned or utilized by Borrower are set forth on Schedule 5.9, are valid and have been duly registered or filed with all appropriate governmental authorities and constitute all of the intellectual property rights which are necessary for the operation of its business; there is no pending or to the knowledge of Borrower threatened challenge to the validity of any such material patent, trademark, copyright, design right, tradename, trade secret or license and Borrower is not aware of any grounds for any challenge, except as set forth in Schedule 5.9 hereto. Each patent, patent application, patent license, trademark, trademark application, trademark license, service mark, service mark application, service mark license, copyright, copyright application and copyright license owned or held by Borrower and all trade secrets used by Borrower consist of original material or property developed by Borrower or was lawfully acquired by Borrower from the proper and lawful owner thereof. Each of such items has been maintained so as to preserve the value thereof from the date of creation or acquisition thereof. With respect to all software used by Borrower, Borrower is in possession of all source and object codes related to each piece of software or is the beneficiary of a source code escrow agreement, each such source code escrow agreement being listed on Schedule 5.9 hereto.

     5.10 Licenses and Permits.  Except as set forth in Schedule 5.10,  Borrower
          --------------------
(a) is in compliance with and (b) has procured and is now in possession of, all material licenses or permits required by any applicable federal, state or local law or regulation for the operation of its business in each jurisdiction wherein it is now conducting or proposes to conduct business and where the failure to procure such licenses or permits could reasonably be expected to have a Material Adverse Effect on Borrower.

     5.11 Default of Indebtedness.  Borrower is not in default in the payment of
          -----------------------
the principal of or interest on any Indebtedness or under any instrument or agreement under or subject to which any Indebtedness has been issued and no event has occurred under the provisions of any such instrument or agreement which with or without the lapse of time or the giving of notice, or both, constitutes or would constitute an event of default thereunder.

     5.12 No Default.  Borrower is not in default in the payment or  performance
          ----------
of any of its contractual obligations which default could have a Material Adverse Effect and no Default has occurred.

     5.13 No Burdensome  Restrictions.  Borrower is not party to any contract or
          ---------------------------
agreement the performance of which could reasonably be expected to have a Material Adverse Effect on such Borrower. Except in connection with the Senior Notes and the South Carolina Bond Property, no Borrower has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien which is not a Permitted Encumbrance.

     5.14 No Labor  Disputes.  Borrower is not  involved  in any labor  dispute;
          ------------------
there are no strikes or walkouts or union organization of Borrower's employees threatened or in existence and no labor contract is scheduled to expire during the Term other than as set forth on Schedule 5.14 hereto.

     5.15  Margin  Regulations.  Borrower  is not  engaged,  nor will it engage,
           -------------------
principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or

"carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of any Advance will be used for "purchasing" or "carrying" "margin stock" as defined in Regulation U of such Board of Governors.

     5.16  Investment  Company  Act.  Borrower  is not an  "investment  company"
           ------------------------
registered or required to be registered under the Investment Company Act of 1940, as amended, nor is it controlled by such a company.

     5.17  Disclosure.  No  representation  or warranty made by Borrower in this
           ----------
Agreement or in any financial statement, report, certificate or any other document furnished in connection herewith or therewith contains any untrue statement of fact or omits to state any fact necessary to make the statements herein or therein not materially misleading. There is no fact known to Borrower or which reasonably should be known to Borrower which Borrower has not disclosed to Agent in writing with respect to the Transactions which could reasonably be expected to have a Material Adverse Effect on Borrower.

     5.18 Swaps. Borrower is not a party to, nor will it be a party to, any swap
          -----
agreement whereby Borrower has agreed or will agree to swap interest rates or currencies unless same provides that damages upon termination following an event of default thereunder are payable on an unlimited "two-way basis" without regard to fault on the part of either party.

     5.19  Conflicting  Agreements.  No  provision  of  any  material  mortgage,
           -----------------------
indenture, contract, agreement, judgment, decree or order that is binding on the Borrower or affecting the Collateral conflicts with, or requires any Consent which has not already been obtained to, or would in any way prevent the execution, delivery or performance of, the terms of this Agreement or the Other Documents.

     5.20 Application of Certain Laws and  Regulations.  Neither Borrower or any
          --------------------------------------------
Affiliate of Borrower is subject to any statute, rule or regulation which regulates the incurrence of any Indebtedness.

     5.21  Business and Property of Borrower.  Upon and after the Closing  Date,
           ---------------------------------
Borrower   does  not  propose  to  engage  in  any   business   other  than  the
manufacturing, marketing and sale of textiles and related accessories and activities necessary to conduct the foregoing. On the Closing Date, Borrower will own all the property and possess all of the rights and Consents necessary for the conduct of the business of Borrower.


     VI. AFFIRMATIVE COVENANTS.
         ---------------------

     Borrower shall, until payment in full of the Obligations and termination of this Agreement:

     6.1  Payment  of Fees.  Pay to Agent when due all fees and  expenses  which
          ----------------
Agent incurs in connection with (a) the forwarding of Advance proceeds and (b) the establishment and maintenance of any Blocked Accounts or Depository Accounts as provided for in Section 4.15(h). Agent may, without making demand, charge the account of Borrower for all such fees and expenses.

     6.2  Conduct of Business  and  Maintenance  of  Existence  and Assets.  (a)
          ----------------------------------------------------------------
Conduct continuously and operate actively its business according to good business practices and maintain all of its properties useful or necessary in its business in good working order and condition (reasonable wear and tear excepted and except as may be disposed of in accordance with the terms of this
Agreement), including, without limitation, all material licenses, patents, copyrights, design rights, tradenames, trade secrets and trademarks and take all actions necessary to enforce and protect the validity of any material intellectual property right or other right included in the Collateral; (b) keep in full force and effect its existence and comply with the laws and regulations governing the conduct of its business except where noncompliance would reasonably be expected not to have a Material Adverse Effect; and (c) make all such reports and pay all such franchise and other taxes and license fees and do all such other acts and things as may be lawfully required to maintain its material rights, licenses, leases, powers and franchises under the laws of the United States or any political subdivision thereof.

     6.3  Violations.  Promptly  notify Agent in writing of any violation of any
          ----------
law, statute, regulation or ordinance of any Governmental Body, or of any agency thereof, applicable to Borrower which might reasonably be expected to have a Material Adverse Effect on Borrower.

     6.4 Government  Receivables.  Take all steps  necessary to protect  Agent's
         -----------------------
interest in the Collateral under the Federal Assignment of Claims Act or other applicable state or local statutes or ordinances and deliver to Agent appropriately endorsed, any instrument or chattel paper connected with any Receivable arising out of contracts between Borrower and the United States, any state or any department, agency or instrumentality of any of them.

     6.5  Execution of  Supplemental  Instruments.  Execute and deliver to Agent
          ---------------------------------------
from time to time, upon demand, such supplemental agreements, statements, assignments and transfers, or instructions or documents relating to the Collateral, and such other instruments as Agent may request, in order that the full intent of this Agreement and the Other Documents may be carried into effect.

     6.6 Payment of  Indebtedness.  Pay,  discharge or  otherwise  satisfy at or
         ------------------------
before maturity (subject, where applicable, to specified grace periods and, in the case of the trade payables, to normal payment practices) all its obligations and liabilities of whatever nature, except when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and Borrower shall have provided for such reserves as Agent may reasonably deem proper and necessary, subject at all times to any applicable subordination arrangement in favor of Lenders.

     6.7  Standards  of Financial  Statements.  Cause all  financial  statements
          -----------------------------------
referred to in Sections 9.7, 9.8, 9.9, 9.10, 9.11, 9.12 and 9.13 as to which GAAP is applicable to be complete and correct in all material respects (subject, in the case of interim financial statements, to normal year- end audit adjustments) and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as concurred in by such reporting accountants or officer, as the case may be, and disclosed therein).

     6.8 Year 2000 Compliance. Be fully Year 2000 Compliant at all times.
         --------------------

     6.9 Maximum Leverage Ratio.
         ----------------------

     (a) Maintain as of the dates set forth below for the four consecutive quarter period ending thereon, a maximum Leverage Ratio of not more than the corresponding ratios set forth below:

                 Maximum                            Four Quarter
                 Leverage Ratio                     Period Ending
                 --------------                     -------------

                 5.9:1                              December 31, 1999
                 7.0:1                              March 31, 2000
                 7.0:1                              June 30, 2000
                 7.0:1                              September 30, 2000
                 7.0:1                              December 31, 2000
                 7.0:1                              March 31, 2001
                 7.0:1                              June 30, 2001

and as of the last day of each of Borrower's fiscal quarters occurring after June 30, 2001 a maximum Leverage Ratio of not more than the lesser of (a) 7.0:1 or (b) an amount equal to Funded Indebtedness on the last day of the applicable fiscal quarter divided by an amount equal to fifty percent (50%) of Borrower's EBITDA for Borrower's four consecutive fiscal quarters ending on such date.

     (b) At all times, if at the end of any fiscal quarter the aggregate amount of outstanding Revolving Advances ("Actual Advances") exceeds the amount of Revolving Advances set forth in the Borrower's business plan annexed hereto as
Exhibit 5.5(b), then the applicable maximum Leverage Ratio set forth in Section 6.9(a) above shall be increased by multiplying such maximum Leverage Ratio by the quotient of (i) the Adjusted Funded Indebtedness (as defined below) on such date divided by (ii) the projected Funded Indebtedness for such date as set forth on Exhibit 5.5(b). For the purposes hereof, the term "Adjusted Funded Indebtedness" for a particular date shall mean the sum of the projected Funded Indebtedness for such date as set forth on Exhibit 5.5(b) plus the Actual Advances on such date. For the purposes of clarity, the following is provided as an example:


                              Funded              Actual            Scheduled          Adjusted
                              ------              ------            ---------          --------
                              Indebtedness        Advances          Ratio              Ratio
                              ------------        --------          -----              -----

    Per Business Plan          138,302             0                   7.0:1            --

    Actual                     188,302*            50,000              --               9.8:1

    Quotient                   1.4                 --                  --               1.4


         * Adjusted Funded Indebtedness : 188,302 = 138,302 + 50,000


     6.10 Sale of Rainsford Assets.  Consummate the sale of the Rainsford Assets
          ------------------------
within one hundred twenty (120) days from the Closing Date and remit the proceeds of such sale up to $15,000,000, provided that, if such proceeds are less than $15,000,000 (the difference between such amount and $15,000,000, a "Shortfall"), Borrower shall remit to Lender such proceeds plus the amount of the Shortfall, in each case to Agent as a mandatory prepayment of the Revolving Advances and a permanent reduction of the Maximum Loan Amount.

     6.11 Material Contracts.  Deliver to Agent, upon Agent's reasonable request
          ------------------
from time to time, all material contracts of Borrower, including, without limitation, management contracts, Hedging Agreements, compensation programs, leases, union contracts, labor contracts, vendor supply contracts, lease agreements and any other contracts which in each case are material to the Collateral and/or the Borrower's operation and the conduct of its business.


     VII. NEGATIVE COVENANTS.
          ------------------

     Borrower shall not, until satisfaction in full of the Obligations and termination of this Agreement:

     7.1 Merger, Consolidation, Acquisition and Sale of Assets.
         -----------------------------------------------------

     (a) Without the prior written consent of Agent (not to be unreasonably withheld or delayed), enter into any merger, consolidation or other reorganization with or into any other Person or acquire all or a substantial portion of the assets or stock of any Person or permit any other Person to consolidate with or merge with it (except for purchases of Inventory of similar type to that used by Borrower in the ordinary course of its business).

     (b) During the Term, sell, lease, transfer or otherwise dispose of any of its properties or assets, in which the proceeds of such sale, lease or transfer exceeds an aggregate amount of $5,000,000 without the prior written consent of Agent (not to be unreasonably withheld or delayed), except (i) as permitted under Section 4.3 of this Agreement; (ii) the contemplated sales of the Rainsford Assets, the Borrower's Hainsworth plant located in Anderson, South Carolina, the Borrower's Steveco Fabrics Division plant located in Greensboro, South Carolina, and approximately twelve (12) acres of real property located adjacent to the Borrower's plant located in Fountain Inn, South Carolina, all of which such contemplated sales are hereby consented to by Agent and the Lenders, and (iii) the harvest of timber at Borrower's Pampico Plant.

     7.2 Creation of Liens.  Create or suffer to exist any Lien or transfer upon
         -----------------
or against any of its property or assets now owned or hereafter acquired, except Permitted Encumbrances.

     7.3  Guarantees.  Become  liable  upon the  obligations  of any  Person  by
          ----------
assumption, endorsement or guaranty thereof or otherwise (other than to Lenders) except (a) as disclosed on Schedule 7.3, and (b) the endorsement of checks in the ordinary course of business.

     7.4 Investments.  Purchase or acquire obligations or stock of, or any other
         -----------
interest in, any other Person, except (a) obligations issued or guaranteed by the United States of America or any agency thereof; (b) commercial paper with maturities of not more than 180 days and a published rating of not less than A-1 or P-1 (or the equivalent rating); (c) certificates of time deposit and bankers' acceptances having maturities of not more than 180 days and repurchase agreements backed by United States government securities of a commercial bank if
(i) such bank has a combined  capital and surplus of at least  $500,000,000,  or
(ii) its debt obligations, or those of a holding company of which it is a Subsidiary, are rated not less than A (or the equivalent rating) by a nationally recognized investment rating agency; and (d) U.S. money market funds that invest solely in obligations issued or guaranteed by the United States of America or an agency thereof; and (e) investments disclosed on Schedule 7.4 annexed hereto.

     7.5 Loans.  Make  advances,  loans or  extensions  of credit to any Person,
         -----
including without limitation, any Parent, or any Subsidiary or Affiliate that is not a Guarantor except with respect to the extension of commercial trade credit in connection with the sale of Inventory in the ordinary course of its business

     7.6 Capital  Expenditures.  For each of  Borrower's  fiscal years set forth
         ---------------------
below, make expenditures, on a consolidated basis, in connection with the maintenance of its capital assets in excess of the aggregate amounts set forth below for the corresponding fiscal year:

                  Maximum
                  Capital Expenditure          Fiscal Year
                  -------------------          -----------

                  $15,000,000                  Fiscal year ending June 30, 2000
                  $15,000,000                  Fiscal year ending June 30, 2001
                  $15,000,000                  Fiscal year ending June 30, 2002
                  $15,000,000                  Fiscal year ending June 30, 2003

     7.7 Dividends.  Declare,  pay or make any dividend or  distribution  on any
         ---------
shares of the common stock or preferred stock of Borrower (other than dividends or distributions payable in its stock, or split-ups or reclassifications of its stock) or apply any of its funds, property or assets to the purchase, redemption or other retirement of any common or preferred stock, or of any options to purchase or acquire any such shares of common or preferred stock of Borrower, except that, Borrower may declare pay or make dividends on any shares of the common stock or preferred stock of the Borrower if, after giving effect to any such dividend, no Event of Default exists or would exist and an Undrawn Availability of at least $1.00 exists or would exist.

     7.8 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness
         ------------
(exclusive of trade debt) except in respect of (a) Obligations to Lenders; (b) Indebtedness incurred for capital expenditures permitted under Section 7.6 hereof; (c) Indebtedness owing under the Senior Notes; and (d) Indebtedness disclosed on Schedule 7.8 hereof.

     7.9 Nature of Business.  Substantially change the nature of the business in
         ------------------
which it is presently engaged, nor except as specifically permitted herein purchase or invest, directly or indirectly, in any assets or property other than in the ordinary course of business for assets or property which are useful in, necessary for and are to be used in its business as presently conducted.

     7.10  Transactions  with  Affiliates.  Directly  or  indirectly,  purchase,
           ------------------------------
acquire or lease any property from, or sell, transfer or lease any property to, or otherwise deal with, any Affiliate, except transactions in the ordinary course of business, on an arm's-length basis on terms no less favorable than terms which would have been obtainable from a Person other than an Affiliate; provided that dealings pursuant to the Management Services Agreement and Income Tax Sharing Agreement with Delta Woodside Industries, Inc. are specifically permitted.

     7.11 Leases.  Enter as lessee into any Operating Lease which,  after giving
          ------
effect thereto, would cause Borrower's aggregate annual rental payments for all leased property to exceed $5,000,000 in any one fiscal year.

     7.12 Subsidiaries.
          ------------

     (a) Form any Subsidiary.

     (b) Enter into any partnership, joint venture or similar arrangement.

     7.13 Fiscal Year and  Accounting  Changes.  Change its fiscal year from the
          ------------------------------------
Saturday closest to June 30 or make any change (i) in accounting treatment and reporting practices except as permitted by GAAP or (ii) in tax reporting treatment except as permitted by law.

     7.14  Pledge of  Credit.  Except as  permitted  by this  Agreement,  now or
           -----------------
hereafter pledge Agent's or any Lender's credit on any purchases or for any purpose whatsoever or use any portion of any Advance in or for any business other than Borrower's business as conducted on the date of this Agreement.

     7.15  Amendment of Articles of  Incorporation,  By-Laws.  Amend,  modify or
           -------------------------------------------------
waive any term or material provision of its Articles of Incorporation or By-Laws in any manner adverse to the Agent or the Lenders hereunder or that would affect in any way the perfection of Agent's security interest in the Collateral or the preservation of the Collateral, unless required by law.

     7.16 Compliance with ERISA.  (i) (x) Maintain,  or permit any member of the
          ---------------------
Controlled Group to maintain, or (y) become obligated to contribute, or permit any member of the Controlled Group to become obligated to contribute, to any material ERISA Plan that is a defined benefit pension plan, other than those material ERISA Plans disclosed on Schedule 5.8(d), if such maintenance or obligation to contribute would create a material liability for Borrower or the Controlled Group; (ii) engage, or permit any member of the Controlled Group to engage, in any non- exempt "prohibited transaction", as that term is defined in section 406 of ERISA and Section 4975 of the Code where such prohibited transaction would create a material liability for Borrower or the Controlled Group; (iii) incur, or permit any member of the Controlled Group to incur, any "accumulated funding deficiency", as that term is defined in Section 302 of ERISA or Section 412 of the Code; (iv) terminate, or permit any member of the Controlled Group to terminate, any material ERISA Plan that is a defined benefit pension plan where such event could reasonably result in any material ERISA liability of Borrower or any member of the Controlled Group or the imposition of a lien on the property of Borrower or any member of the Controlled Group pursuant to Section 4068 of ERISA; (v) except for payments due at Closing which shall not exceed $100,000, incur, or permit any member of the Controlled Group to incur, any withdrawal liability to any Multiemployer Plan; (vi)fail promptly to notify Agent of the occurrence of any Termination Event; (vii) fail to comply, or permit a member of the Controlled Group to fail to comply in any material respects, with the requirements of ERISA or the Code or other applicable laws in respect of any material ERISA Plan where such failure could reasonably result in a liability for the Borrower or the Controlled Group;
(viii) fail to meet, or permit any member of the Controlled Group to fail to meet, all minimum funding requirements under ERISA.

     7.17  Prepayment  of  Indebtedness.  At any time,  directly or  indirectly,
           ----------------------------
prepay any Indebtedness (other than to Lenders), or repurchase, redeem, retire or otherwise acquire any Indebtedness of Borrower, except that Borrower may from time to time make prepayments in respect of the Senior Notes provided that, after giving effect to any such prepayment, no Event of Default then exists or would exist and Borrower shall have an Undrawn Availability of not less than $1.00.

     7.18 Management Compensation and Bonuses.  Declare, pay or make any bonuses
          -----------------------------------
to Borrower's management personnel in cash or Collateral unless, after giving effect to any such payment, no Event of Default exists or would then exist and an Undrawn Availability of at least $1.00 exists or then would exist.

     VIII. CONDITIONS PRECEDENT.
           --------------------

     8.1  Conditions to Initial  Advances.  The agreement of Lenders to make the
          -------------------------------
initial Advances requested to be made on the Closing Date is subject to the satisfaction, or waiver by Lenders, immediately prior to or concurrently with the making of such Advances, of the following conditions precedent:

     (a) Notes.  Agent shall have received the Notes duly executed and delivered
         -----
by an authorized officer of Borrower;

     (b)  Filings,  Registrations  and  Recordings.  Each  document  (including,
          ----------------------------------------
without limitation, any Uniform Commercial Code financing statement) required by this Agreement, or any Other Document required under law or reasonably requested by the Agent to be filed, registered or recorded in order to create, in favor of Agent, a perfected security interest in or lien upon the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and Agent shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto;

     (c)  Corporate  Proceedings  of Borrower  and  Guarantor.  Agent shall have
          ---------------------------------------------------
received, in form and substance reasonably satisfactory to Agent, a copy of the resolutions in form and substance satisfactory to Agent in its sole discretion, of the Board of Directors of Borrower and Guarantor authorizing (i) the execution, delivery and performance of this Agreement and the Other Documents, the Notes, any related agreements to any of the foregoing, (collectively the "Documents") and (ii) the granting by Borrower and each Guarantor of the Liens upon the Collateral in favor of Agent for itself and the ratable benefit of Lenders, in each case certified by the Secretary or an Assistant Secretary of Borrower and Guarantor as of the Closing Date; and, such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

     (d)  Incumbency  Certificate  of Borrower and  Guarantor.  Agent shall have
          ---------------------------------------------------
received, in form and substance reasonably satisfactory to Agent, a certificate of the Secretary or an Assistant Secretary of Borrower and Guarantor, dated the Closing Date, as to the incumbency and signature of the officers of Borrower and Guarantor executing this Agreement, and Borrower executing any of the Other Documents or any certificate or other documents to be delivered by it pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary;

     (e)  Certificates.  Agent  shall  have  received,  in  form  and  substance
          ------------
satisfactory to Agent in its sole discretion, a copy of the Articles or Certificate of Incorporation or other charter documents of Borrower and Guarantor and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation together with copies of the By- Laws of Borrower and Guarantor, and all agreements of Borrower's shareholders certified as accurate and complete by the Secretary of Borrower and Guarantor;

     (f) Good  Standing  Certificates.  Agent shall have  received,  in form and
         ----------------------------
substance satisfactory to Agent in its sole discretion, good standing certificates for Borrower and Guarantor dated not more than thirty (30) days prior to the Closing Date, issued by the Secretary of State or other appropriate official of Borrower's and Guarantor's jurisdiction of incorporation and each jurisdiction where the conduct of Borrower's and Guarantor's business activities or the ownership of its properties necessitates qualification except as provided in that certain Letter re: Post Closing Items dated the date hereof between Borrower and Agent;

     (g) Legal Opinions. Agent shall have received the executed legal opinion of
         --------------
Wyche, Burgess, Freeman & Parham, PA in form and substance reasonably satisfactory to Agent in its sole discretion, which shall cover such matters incident to the transactions contemplated by this Agreement, the Notes, and related agreements as Agent may reasonably require and Borrower hereby authorizes and directs such counsel to deliver such opinions to Agent and Lenders;

     (h) No Litigation. (i) No litigation, investigation or proceeding before or
         -------------
by any arbitrator or Governmental Body shall be continuing or threatened against Borrower or Guarantor or against the officers or directors of Borrower or Guarantor or (A) in connection with the Documents or any of the Transactions and which, in the reasonable opinion of Agent, is deemed material or (B) which if adversely determined, could, in the reasonable opinion of Agent, have a Material Adverse Effect on Borrower or Guarantor; and (ii) no injunction, writ, restraining order or other order of any nature materially adverse to Borrower or Guarantor or the conduct of its business or inconsistent with the due consummation of the Transactions shall have been issued by any Governmental Body;

     (i) Financial Condition Certificates. Agent shall have received an executed
         --------------------------------
Officer's Certificate in form and substance reasonably satisfactory to Agent, certifying the solvency of Borrower on a consolidated basis after giving effect to the Transactions and the Indebtedness contemplated hereby and as to Borrower's financial resources and its ability to meet their obligations and liabilities as they become due; to the effect that as of the Closing Date and after giving effect to the Transactions:

     (i) the assets of Borrower at a fair valuation, exceed the total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of Borrower;

     (ii) current monthly projections for fiscal year 2000, including Borrower's projected income statement, balance sheet and cash flow statement in form and substance satisfactory to Agent in its sole discretion, and which are based on underlying assumptions which provide a reasonable basis for the projections and which reflect Borrower's judgment based on present circumstances of the most likely set of conditions and Borrower's most likely course of action for the period projected, demonstrate Borrower will have sufficient cash flow to enable it to pay its debts as they mature; and

     (iii) Borrower on a consolidated basis does not have an unreasonably small capital base with which to engage in its anticipated business.

For purposes of this subsection (i), the "fair valuation" of the assets of Borrower on a consolidated basis shall be determined on the basis of the amount which may be realized within a reasonable time, either through collection or sale of such assets at market value, conceiving the latter as the amount which could be obtained for the property in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions;

     (j)  Collateral   Examination.   Agent  shall  have  completed   Collateral
          ------------------------
examinations, the results of which shall be satisfactory in form and substance to Agent, of the Receivables, Inventory, General Intangibles and other Collateral of Borrower and all books and records in connection therewith;

     (k) Fees.  Agent shall have  received  all fees that are due and payable to
         ----
Agent and Lenders on or prior to the Closing Date pursuant to Article III hereof;

     (l) Financial Projections and Other Financial Information. Agent shall have
         -----------------------------------------------------
received, in form and substance reasonably satisfactory to Agent, financial projections for Borrower on a consolidated basis which shall be satisfactory in all respects to Agent and upon which Agent may rely for the purposes of entering into this Agreement. Agent shall have also received a copy of the Borrower's Form 10-Q for the period ending December 31, 1999, a copy of which is annexed hereto as Exhibit 81;

     (m) Other Documents. Agent shall have received final executed copies of the
         ---------------
Amendments to the Factoring Agreement and all related agreements, documents and instruments as in effect on the Closing Date and the transactions contemplated by such documentation shall be consummated concurrently with the making of the initial Advances, and executed Notes and all Other Documents, each in form and substance reasonably satisfactory to Agent;

     (n) Guaranties.  Agent shall have received an original,  executed  Guaranty
         ----------
from each Guarantor and all related documents, each in form and substance reasonably satisfactory to Agent;

     (o) Insurance.  Agent shall have received in form and substance  reasonably
         ---------
satisfactory to Agent, a certificate with respect to Borrower's casualty insurance policies, together with loss payable endorsements on Agent's standard form of loss payee endorsement naming Agent as loss payee;

     (p) Payment Instructions.  Agent shall have received, in form and substance
         --------------------
satisfactory to Agent in its sole discretion, written instructions from Borrower directing the application of proceeds of the initial Advances made pursuant to this Agreement;

     (q) Consents.  Agent shall have received,  in form and substance reasonably
         --------
satisfactory to Agent, any and all Consents necessary to permit the effectuation of the transactions contemplated by this Agreement and the Other Documents; and, Agent shall have received such Consents and waivers of such third parties as might assert claims with respect to the Collateral, as Agent and its counsel shall deem necessary;

     (r) No Adverse  Material  Change.  (i) Since December 31, 1999, there shall
         ----------------------------
not have occurred (w) any material adverse change in the condition, financial or otherwise, operations, properties or prospects of Borrower or Guarantor, (x) any material damage or destruction to any of the Collateral nor any material depreciation in the value of the Receivables or Inventory and (y) any event, condition or state of facts which could reasonably be expected to have a Material Adverse Effect on Borrower or Guarantor, and (z) any material deviation from the forecasts furnished to Agent with respect to Borrower, and (ii) no representations made or information supplied to Agent shall have been proven to be inaccurate or misleading in any material respect;

     (s) Leasehold Agreements.  Agent shall have received landlord, mortgagee or
         --------------------
warehouseman agreements in form and substance reasonably satisfactory to Agent with respect to all premises leased by Borrower, other than the South Carolina Bond properties and except as provided in that certain Letter re: Post Closing Items dated the date hereof by and between Borrower and Agent, at which books and records relating to Receivables are located;

     (t) Net Worth.  Agent shall have  received the Pro Forma Balance Sheet from
         ---------
Borrower reflecting a Net Worth of at least $42,000,000.

     (u) Closing Certificate.  Agent shall have received,  in form and substance
         -------------------
reasonably satisfactory to Agent, a closing certificate signed by the Chief Financial Officer of Borrower dated as of the date hereof, stating that (i) all representations and warranties set forth in this Agreement and the Other Documents are true and correct on and as of such date, (ii) Borrower is on such date in compliance with all the terms and provisions set forth in this Agreement and the Other Documents and (iii) on such date no Default or Event of Default has occurred or is continuing;

     (v)  Borrowing  Base.  Agent  shall have  received,  in form and  substance
          ---------------
satisfactory to Agent, evidence from Borrower that the aggregate amount of Eligible Receivables and Eligible Inventory is sufficient in value and amount to support Advances in the amount requested by Borrower on the Closing Date;

     (y) Other.  Agent  shall have  received  in form and  substance  reasonably
         -----
satisfactory to Agent, evidence of all corporate and other proceedings, and all documents, instruments and other legal matters in connection with the Transactions shall be reasonably satisfactory in form and substance to Agent, Lenders and their counsel.

     8.2  Conditions  to Each  Advance.  The  agreement  of  Lenders to make any
          ----------------------------
Advance requested to be made on any date (including, without limitation, the initial Advance), is subject to the satisfaction of the following conditions precedent as of the date such Advance is made:

     (a)  Representations  and  Warranties.  Each  of  the  representations  and
          --------------------------------
warranties made by Borrower in or pursuant to this Agreement, the Other Documents and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement, the Other Documents or any related agreement shall be true and correct in all material respects on and as of such date as if made on and as of such date, except to the extent such representation and warranty specifically relates to an earlier date;

     (b) No Default.  No Event of Default or Default  shall have occurred and be
         ----------
continuing on such date, or would exist after giving effect to the Advances requested to be made, on such date, provided, however that Lenders, in their sole discretion, may continue to make Advances notwithstanding the existence of an Event of Default or Default and that any Advances so made shall not be deemed a waiver of any such Event of Default or Default; and

     (c) Maximum  Advances.  In the case of any  Advances  requested to be made,
         -----------------
after giving effect thereto, the aggregate Advances shall not exceed the maximum amount of Advances permitted under Section 2.1 hereof.

Each  request  for  an  Advance  by  Borrower   hereunder  shall   constitute  a
representation and warranty by Borrower as of the date of such Advance that the conditions contained in this subsection shall have been satisfied.


     IX. INFORMATION AS TO BORROWER.
         --------------------------

     Borrower shall, until satisfaction in full of the Obligations and the termination of this Agreement:

     9.1 Disclosure of Material Matters.  Promptly upon learning thereof, report
         ------------------------------
to Agent all matters materially affecting the value, enforceability or collectibility of any portion of the Collateral including, without limitation, Borrower's reclamation or repossession of, or the return to Borrower of, a material amount of goods or claims or disputes asserted by any Customer or other obligor.

     9.2 Schedules. Deliver to Agent on the fifteenth day of each calendar month
         ---------
for the immediately preceding calendar month or more frequently as Agent may request from time to time, (a) a Borrowing Base Certificate, (b) Inventory reports, (c) accounts receivable reports, (d) accounts payable schedules, and (e) cash collection reports. In addition, Borrower will deliver to Agent at such intervals as Agent may require: (i) confirmatory assignment schedules, (ii) copies of Customer's invoices, (iii) evidence of shipment or delivery, and (iv) such further schedules, documents and/or information regarding the Collateral as Agent may reasonably require including, without limitation, trial balances and test verifications. Agent shall have the right to confirm and verify all Receivables by any manner and through any medium it considers advisable and do whatever it may deem reasonably necessary to protect its interests hereunder. The items to be provided under this Section are to be in form satisfactory to Agent and executed by Borrower and delivered to Agent from time to time solely for Agent's convenience in maintaining records of the Collateral, and Borrower's failure to deliver any of such items to Agent shall not affect, terminate, modify or otherwise limit Agent's security interest with respect to the Collateral.

     9.3 Environmental  Reports.  Furnish Agent, at Agent's  reasonable  request
         ----------------------
from time to time, with a certificate signed by the President and/or Chief Financial Officer of Borrower stating, to the best of his knowledge, that Borrower is in compliance in all material respects with all federal, state and local laws relating to environmental protection and control and occupational safety and health. To the extent Borrower is not in compliance with the foregoing laws, the certificate shall set forth with specificity all areas of non-compliance and the proposed action Borrower will implement in order to achieve full compliance.

     9.4 Litigation. Promptly notify Agent in writing of any litigation, suit or
         ----------
administrative proceeding affecting Borrower, whether or not the claim is covered by insurance, and of any suit or administrative proceeding, which may be reasonably expected to have a Material Adverse Effect on Borrower.

     9.5  Material  Occurrences.  Promptly  notify  Agent  in  writing  upon the
          ---------------------
occurrence of (a) any Event of Default or Default; (b) any default or event of default under the Senior Note Indenture; (c) any event, development or circumstance whereby any financial statements or other reports furnished to Agent fail in any material respect to present fairly, in accordance with GAAP consistently applied, the financial condition or operating results of Borrower as of the date of such statements; (d) any accumulated retirement plan funding deficiency which, if such deficiency continued for two plan years and was not corrected as provided in Section 4971 of the Code, could subject Borrower to a tax imposed by Section 4971 of the Code; (e) each and every default by Borrower which might result in the acceleration of the maturity of any Indebtedness, including the names and addresses of the holders of such Indebtedness with respect to which there is a default existing or with respect to which the maturity has been or could be accelerated, and the amount of such Indebtedness; and (f) any other development in the business or affairs of Borrower which would have a Material Adverse Effect; in each case describing the nature thereof and the action Borrower proposes to take with respect thereto.

     9.6  Government  Receivables.  Notify  Agent  immediately  if  any  of  its
          -----------------------
Receivables arise out of contracts between Borrower and the United States, any state, or any department, agency or instrumentality of any of them.

     9.7 Annual  Financial  Statements.  Furnish  Agent and each of the  Lenders
         -----------------------------
within ninety (90) days after the end of each fiscal year of Borrower, as the case may be, financial statements of Borrower on a consolidated and consolidating basis, including, but not limited to, statements of income and stockholders' equity and cash flow from the beginning of the current fiscal year to the end of such fiscal year and the balance sheet as at the end of such fiscal year, all prepared in accordance with GAAP applied on a basis consistent with prior practices, and in reasonable detail and reported upon without qualification by an independent certified public accounting firm satisfactory to Agent (the "Accountants"). The audit report of such accounting firm with respect to the Borrower's financial statements shall be accompanied by a statement of such accounting firm certifying that (i) they have caused the Loan Agreement to be reviewed, (ii) in making the examination upon which such report was based either no information came to their attention which to their knowledge constituted an Event of Default or a Default under this Agreement or any Other Document or, if such information came to their attention, specifying any such Default or Event of Default, its nature, when it occurred and whether it is continuing, and such report shall contain or have appended thereto calculations which set forth the Borrower's compliance with the requirements or restrictions imposed by Sections 6.10 and 7.6. In addition, the Borrower's reports shall be accompanied by a certificate of the President and/or Chief Financial Officer of Borrower which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by Borrower with respect to such default and, such certificate shall have appended thereto calculations which set forth Borrower's compliance with the requirements or restrictions imposed by Sections 6.9 and 7.6 hereof.

     9.8 Quarterly Financial Statements.  Furnish Agent and each of the Lenders,
         ------------------------------
within forty- five (45) days after the end of each fiscal quarter of Borrower, an unaudited balance sheet of Borrower, on both a consolidated and consolidating basis, and unaudited statements of income and stockholders' equity and cash flow of Borrower reflecting results of operations for the consecutive twelve month period ending on the last day of such quarter and for such quarter, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal year end adjustments. The Borrower's reports shall be accompanied by a certificate signed by the President and/or Chief Financial Officer of Borrower, which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by Borrower with respect to such default and, such certificate shall have appended thereto calculations which set forth Borrower's compliance with the requirements or restrictions imposed by Sections 6.9 and 7.6 hereof.

     9.9 Monthly  Financial  Statements.  Furnish  Agent and each of the Lenders
         ------------------------------
within thirty (30) days after the end of each month, an unaudited balance sheet of Borrower, on a consolidated and consolidating basis, and unaudited statements of income and stockholders' equity and cash flow of Borrower, on a consolidated and consolidating basis, reflecting results of operations from the beginning of the fiscal year to the end of such month and for such month, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal year end adjustments. The reports shall be accompanied by a certificate signed by the President and/or Chief Financial Officer of Borrower, which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by Borrower with respect to such event and, such certificate shall have appended thereto calculations which set forth Borrower's compliance with the requirements or restrictions imposed by Sections 6.10 and 7.6 hereof.

     9.10  Other  Reports.  Furnish  Agent  and each of the  Lenders  as soon as
           --------------
available, but in any event within ten (10) days after the issuance thereof, with (i) copies of such financial statements, reports and returns as Borrower shall send to its stockholders, and (ii) copies of all notices sent to the Securities and Exchange Commission. In addition to and not in limitation of the foregoing, Borrower shall cause Guarantors to furnish Agent with annual financial statements requested by Agent from time in form and substance satisfactory to Agent.

     9.11  Additional  Information.  Furnish  Agent and each of the Lenders with
           -----------------------
such additional information as Agent shall reasonably request in order to enable Agent to determine whether the terms, covenants, provisions and conditions of this Agreement have been complied with by Borrower including, without limitation and without the necessity of any request by Agent, (a) copies of all environmental audits and reviews, if any (b) at least thirty (30) days prior thereto, notice of Borrower's opening of any new office or place of business that is material or Borrower's closing of any existing office or place of business that is material, and (c) promptly upon Borrower's learning thereof, notice of any labor dispute to which Borrower may become a party, any strikes or walkouts relating to any of its plants or other facilities, and the expiration of any labor contract to which Borrower is a party or by which Borrower is bound.

     9.12 Projected Operating Budget.  Furnish Agent and each of the Lenders, no
          --------------------------
later than thirty (30) days prior to the beginning of Borrower's fiscal years commencing with fiscal year 2001, a month by month projected operating budget and cash flow of Borrower, on a consolidated and consolidating basis, for such fiscal year (including an income statement, statements of cash disbursements, cash collections and borrowing base projections for each month and a balance sheet as at the end of the last month in each fiscal quarter), such projections to be accompanied by a certificate signed by the President or Chief Financial Officer of Borrower to the effect that such projections have been prepared on the basis of sound financial planning practice consistent with past budgets and financial statements and that such officer has no reason to question the reasonableness of any material assumptions on which such projections were prepared. Agent may request from time to time updated projections if the Borrower fails to perform consistent with any projections submitted to Agent from time to time or should the results of any field audit, collateral examination or other analysis of Borrower be unsatisfactory to Agent in its sole discretion.

     9.13  Variances  From  Operating  Budget.  Furnish  Agent  and  each of the
           ----------------------------------
Lenders, concurrently with the delivery of the financial statements referred to in Section 9.7 and each quarterly report, a written report summarizing all material variances from budgets submitted by Borrower pursuant to Section 9.12 and a discussion and analysis by management with respect to such variances.

     9.14 Notice of Suits,  Adverse Events.  Furnish Agent with prompt notice of
          --------------------------------
(a) any lapse or other termination of any Consent issued to Borrower by any Governmental Body, (b) any refusal by any Governmental Body to renew or extend any such Consent; and (c) copies of any periodic or special reports filed by Borrower with any Governmental Body, if such reports indicate any material change in the business, operations, affairs or condition of Borrower, or if copies thereof are requested by Lender, and copies of any material notices and other communications from any Governmental Body which specifically relate to Borrower.

     9.15 ERISA  Notices and  Requests.  Furnish  Agent with  immediate  written
          ----------------------------
notice in the event that (a) Borrower or any member of the Controlled Group knows or has reason to know that a Termination Event has occurred, together with a written statement describing such Termination Event and the action, if any, which Borrower or member of the Controlled Group has taken, is taking, or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, Department of Labor or PBGC with respect thereto, (b) Borrower or any member of the Controlled Group knows or has reason to know that a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code) has occurred together with a written statement describing such transaction and the action which Borrower or any member of the Controlled Group has taken, is taking or proposes to take with respect thereto,
(c) a funding waiver request has been filed with respect to any Plan together with all communications received by Borrower or any member of the Controlled Group with respect to such request, (d) any increase in the benefits of any existing defined benefit pension Plan or the establishment of any new defined benefit pension Plan or the commencement of contributions to any defined benefit pension Plan to which Borrower or any member of the Controlled Group was not previously contributing shall occur, (e) Borrower or any member of the Controlled Group shall receive from the PBGC a notice of intention to terminate a Plan or to have a trustee appointed to administer a Plan, together with copies of each such notice, (f) Borrower or any member of the Controlled Group shall receive any favorable or unfavorable determination letter from the Internal Revenue Service regarding the qualification of a Plan under Section 401(a) of the Code, together with copies of each such letter; (g) Borrower or any member of the Controlled Group shall receive a notice regarding the imposition of withdrawal liability, together with copies of each such notice; (h) Borrower or any member of the Controlled Group shall fail to make a required installment or any other required payment under Section 412 of the Code on or before the due date for such installment or payment; (i) Borrower or any member of the Controlled Group knows that (i) a Multiemployer Plan has been terminated, (ii) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or (iii) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan.

     9.16 Additional Documents. Execute and deliver to Agent, upon request, such
          --------------------
documents and agreements as Agent may, from time to time, reasonably request to carry out the purposes, terms or conditions of this Agreement.


     X. EVENTS OF DEFAULT.
        -----------------

     The occurrence of any one or more of the following events shall constitute an "Event of Default":

     10.1 (a) failure by Borrower to pay any principal on the Obligations when due, whether at maturity or by reason of acceleration pursuant to the terms of this Agreement, or by required prepayment or failure to pay any other liabilities or make any other payment, fee or charge provided for herein or any Other Document when due;

     (b) failure by Borrower to pay any interest on the Obligations when due or reimburse Agent and Lenders for any Obligations under drawings on Letters of Credit when due which is unremedied for a period of three (3) days;

     10.2 any representation or warranty made by Borrower in this Agreement, the Factoring Agreement, the letter re: Trade Styles, the Note, the Stock Pledge and Security Agreement or any related agreement or in any certificate, document or financial or other statement furnished at any time in connection herewith or therewith shall prove to have been misleading in any material respect on the date when made;

     10.3 failure by Borrower to (i) furnish financial information when due or when requested, or (ii) permit the inspection of its books or records;

     10.4 issuance of a notice of Lien, levy, assessment, injunction or attachment against a material portion of Borrower's property;

     10.5 failure or neglect of Borrower to perform, keep or observe any term, provision, condition, covenant herein contained, or contained in any other agreement or arrangement, now or hereafter entered into between Borrower and any Lender;

     10.6 any judgment is rendered or judgment liens filed against Borrower for an aggregate amount in excess of $250,000 which within thirty (30) days of such rendering or filing is not either satisfied, stayed or discharged of record, or which at any time is unstayed;

     10.7 Borrower shall (i) apply for, consent to or suffer the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property,
(ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect),

(iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, (vii) or take any action for the purpose of effecting any of the foregoing;

     10.8 Borrower shall admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business;

     10.9 the Original Owner or any Subsidiary of Borrower, or any Guarantor shall (i) apply for, consent to or suffer the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (iii) make a general assignment for the benefit of creditors, (iv) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vii) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (viii) take any action for the purpose of effecting any of the foregoing;

     10.10  any  change  in  Borrower's   condition  or  affairs  (financial  or
otherwise) which in Lenders' good faith opinion, impairs the ability of Borrower to perform its Obligations under this Agreement;

     10.11 any Lien created hereunder or provided for hereby or under any related agreement that is intended to be an exclusive, first priority interest for any reason ceases to be or is not a valid and perfected Lien having a first priority interest;

     10.12 an event of default has occurred and been  declared  under the Senior
Note Indenture which default has not been cured or waived within any applicable grace period and for which the trustee thereunder is permitted to take action;

     10.13 a default of the obligations of Borrower under any other agreement to which it is a party (including, without limitation, a default under or termination of the Factoring Agreement) shall occur which materially adversely affects its condition, affairs or prospects (financial or otherwise) which default is not cured within any applicable grace period;

     10.14 termination or breach of any Guaranty or similar agreement executed and delivered to Agent in connection with the Obligations of Borrower, or if any Guarantor attempts to terminate, challenges the validity of, or its liability under, any such Guaranty or similar agreement;

     10.15 any Change of Control shall occur;

     10.16 any material provision of this Agreement or any of the Other Documents shall, for any reason, cease to be valid and binding on Borrower, or Borrower shall so claim in writing to Agent;

     10.17 if (i) any Governmental Body shall (A) revoke, terminate, suspend or adversely modify any license, permit, patent, trademark or tradename of Borrower, or (B) commence proceedings to suspend, revoke, terminate or adversely modify any such license, permit, trademark, tradename or patent and such proceedings shall not be dismissed or discharged within sixty (60) days, or (C) schedule or conduct a hearing on the renewal of any license, permit, trademark, tradename or patent necessary for the continuation of Borrower's business and the staff of such Governmental Body issues a report recommending the termination, revocation, suspension or material, adverse modification of such license, permit, trademark, tradename or patent; and (ii) any agreement which is necessary or material to the operation of Borrower's business shall be revoked or terminated and not replaced by a substitute acceptable to Agent within thirty
(30) days after the date of such revocation or termination, and such revocation or termination and non-replacement could have a Material Adverse Effect on Borrower;

     10.18 any portion of the Collateral shall be seized or taken by a Governmental Body, or Borrower or the title and rights of Borrower or any other Person with respect to any material portion of the Collateral shall have become the subject matter of litigation which might, in the reasonable opinion of Lenders, upon final determination, result in impairment or loss of the security provided by this Agreement or the Other Documents;

     10.19 an event or condition specified in Sections 7.16 or 9.15 hereof shall occur or exist with respect to any Plan and, as a result of such event or condition, together with all other such events or conditions, Borrower or any member of the Controlled Group shall incur, or in the opinion of Lenders be reasonably likely to incur, a liability to a Plan or the PBGC (or both) which, in the reasonable judgment of Agent, could reasonably be expected to have a Material Adverse Effect on Borrower;


     XI. LENDERS' RIGHTS AND REMEDIES AFTER DEFAULT.
         ------------------------------------------

     11.1 Rights and Remedies.  Upon the occurrence of (i) a Default pursuant to
          -------------------
Section 10.7(vi) or any other Event of Default pursuant to Section 10.7 all Obligations shall be immediately due and payable and this Agreement and the obligation of Lenders to make Advances shall be deemed terminated; and (ii) any of the other Events of Default and at any time thereafter (such default not having previously been cured), at the option of Required Lenders all Obligations shall be immediately due and payable and Lenders shall have the right to terminate this Agreement and to terminate all obligations of Lenders herewith, including, without limitation, the obligation to make Advances. Upon the occurrence of any Event of Default, Agent shall have the right to exercise any and all other rights and remedies provided for herein, any of the Other Documents under the Uniform Commercial Code and at law or equity generally, including, without limitation, the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process. Agent may enter Borrower's premises or other premises without legal process and without incurring liability to Borrower therefor, and Agent may thereupon, or at any time thereafter, in its discretion without notice or demand, take the Collateral and remove the same to such place as Agent may deem advisable and Agent may require Borrower to make the Collateral available to Lenders at a convenient place. With or without having the Collateral at the time or place of sale, Agent may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as Agent may elect. Except as to that part of the Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Agent shall give Borrower reasonable notification of such sale or sales, it being agreed that in all events written notice mailed to Borrower at least ten (10) days prior to such sale or sales is reasonable notification. At any public sale Agent or any Lender may bid for and become the purchaser, and Agent, any Lender or any other purchaser at any such sale thereafter shall hold the Collateral sold absolutely free from any claim or right of whatsoever kind, including any equity of redemption and such right and equity are hereby expressly waived and released by Borrower. In connection with the exercise of the foregoing remedies, Agent is granted permission, without charge, to use all of Borrower's trademarks, trade styles, trade names, patents, patent applications, licenses, franchises and other proprietary rights which are used in connection with (a) Inventory for the purpose of disposing of such Inventory and (b) Equipment for the purpose of completing the manufacture of unfinished goods. The proceeds realized from the sale of any Collateral shall be applied as follows: first, to the reasonable costs, expenses and attorneys' fees and expenses incurred by Agent and Lenders for collection and for acquisition, completion, protection, removal, storage, sale and delivery of the Collateral; second, to interest due upon any of the Obligations; and, third, to the principal of the Obligations. If any deficiency shall arise, Borrower shall remain liable to Agent and Lenders therefor.

     11.2 Agent's Discretion.  Agent shall have the right in its sole discretion
          ------------------
to determine which rights, Liens, security interests or remedies Agent may at any time pursue, relinquish, subordinate, or modify or to take any other action with respect thereto and such determination will not in any way modify or affect any of Agent's or Lenders' rights hereunder.

     11.3 Setoff.  In addition to any other rights which Agent or any Lender may
          ------
have under applicable law, upon the occurrence of an Event of Default hereunder, Agent and each Lender shall have a right to apply Borrower's property held by Agent, such Lender or by the Bank to reduce the Obligations.

     11.4 Rights and Remedies not  Exclusive.  The  enumeration of the foregoing
          ----------------------------------
rights and remedies is not intended to be exhaustive and the exercise of any right or remedy shall not preclude the exercise of any other right or remedies provided for herein or otherwise provided by law, all of which shall be cumulative and not alternative.

     XII. WAIVERS AND JUDICIAL PROCEEDINGS.
          --------------------------------

     12.1 Waiver of Notice.  Borrower hereby waives notice of non-payment of any
          ----------------
of the Receivables, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

     12.2  Delay.  No delay or  omission  on  Agent's  or any  Lender's  part in
           -----
exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any default.

     12.3 JURY TRIAL  WAIVER.  EACH  PARTY TO THIS  AGREEMENT  HEREBY  EXPRESSLY
          ------------------
WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.


     XIII. EFFECTIVE DATE AND TERMINATION.
           ------------------------------

     13.1 Term. This Agreement, which shall inure to the benefit of and shall be
          ----
binding upon the respective successors and permitted assigns of Borrower, Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect until the last day of the Term unless sooner terminated as herein provided. Borrower may terminate this Agreement at any time upon sixty
(60) days' prior written notice upon payment in full of the Obligations, including, without limitation, all fees payable hereunder for the balance of the Term. In the event that this Agreement is terminated and the Obligations are prepaid in full prior to the last day of the Term (the date of such prepayment hereinafter referred to as the "Prepayment Date"), Borrower shall pay to Agent for the ratable benefit of Lenders an early termination fee in an amount equal to (x) one percent (1%) of the Maximum Loan Amount if the Prepayment Date occurs on or after the Closing Date to and including the date immediately preceding the first anniversary of the Closing Date, (y) one half of one percent

(0.5%) of the Maximum Loan Amount if the Prepayment Date occurs on or after the first anniversary of the Closing Date to and including the date immediately preceding the second anniversary of the Closing Date, and (z) one quarter of one percent (.25%) of the Maximum Loan Amount if the Prepayment Date occurs on or after the second anniversary of the Closing Date to and including the date immediately preceding the last day of the Term or during any renewal Term. In each case, the Maximum Loan Amount is the one in effect on the termination date.

     13.2  Termination.  The  termination  of the  Agreement  shall  not  affect
           -----------
Borrower's, Agent's or any Lender's rights, or any of the Borrower's Obligations having their inception prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into, rights or interests created or Obligations have been fully disposed of, concluded or liquidated. The Liens and rights granted to Agent and Lenders hereunder and the financing statements filed hereunder shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that Borrower's respective account may from time to time be temporarily in a zero or credit position, until all of the Obligations of Borrower have been paid or performed in full after the termination of this Agreement or Borrower has furnished Agent and Lenders with an indemnification satisfactory to Agent and Lenders with respect thereto. Accordingly, Borrower waives any rights which it may have under Section 9-504(1) of the Uniform Commercial Code to demand the filing of termination statements with respect to the Collateral, and Agent shall not be required to send such termination statements to Borrower, or to file them with any filing office, unless and until this Agreement shall have been terminated in accordance with its terms and all Obligations paid in full in immediately available funds. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until all Obligations are paid or performed in full.


     XIV. REGARDING AGENT.
          ---------------

     14.1 Appointment.  Each Lender hereby designates GMACCC to act as Agent for
          -----------
such Lender under this Agreement and the Other Documents. Each Lender hereby irrevocably authorizes Agent to take such action on its behalf under the provisions of this Agreement and the Other Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto and Agent shall hold all Collateral, payments of principal and interest, fees (except the fees set forth in Section 3.5), charges and collections (without giving effect to any collection days) received pursuant to this Agreement, for the ratable benefit of Lenders. Agent may perform any of its duties hereunder by or through its agents or employees. As to any matters not expressly provided for by this Agreement (including, without limitation, the collection of any note evidencing any of the Obligations,) Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding; provided, however, that Agent shall not be required to take any action which exposes Agent to liability or which is contrary to this Agreement or the Other Documents or applicable law unless Agent is furnished with an indemnification reasonably satisfactory to Agent with respect thereto.

     14.2  Nature of  Duties.  Agent  shall  have no duties or  responsibilities
           -----------------
except those expressly set forth in this Agreement and the Other Documents. Neither Agent nor any of its officers, directors, employees or agents shall be
(i) liable for any action taken or omitted by them as such hereunder or in connection herewith, unless caused by their willful misconduct or gross (not mere) negligence, or (ii) responsible in any manner for any recitals, statements, representations or warranties made by Borrower or any officer thereof contained in this Agreement, or in any of the Other Documents or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any of the Other Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any of the Other Documents or for any failure of Borrower to perform its obligations hereunder. Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any of the Other Documents, or to inspect the properties, books or records of Borrower. The duties of Agent as respects the Advances to Borrower shall be mechanical and administrative in nature; Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon Agent any obligations in respect of this Agreement except as expressly set forth herein.

     14.3 Lack of Reliance on Agent and Resignation.  Independently  and without
          -----------------------------------------
reliance upon Agent or any other Lender, each Lender has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of Borrower in connection with the making and the continuance of the Advances hereunder and the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of Borrower. Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before making of the Advances or at any time or times thereafter except as shall be provided by Borrower pursuant to the terms hereof. Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any agreement, document, certificate or a statement delivered in connection with or for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any Other Document, or of the financial condition of Borrower, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Other Documents or the financial condition of Borrower, or the existence of any Event of Default or any Default.

     Agent may resign on sixty (60) days' written notice to each of Lenders and Borrower and upon such resignation, the Required Lenders will promptly designate a successor Agent reasonably satisfactory to Borrower.

     Any such successor Agent shall succeed to the rights, powers and duties of Agent, and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent. After any Agent's resignation as Agent, the provisions of this Article XIV shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

     14.4 Certain  Rights of Agent.  If Agent shall  request  instructions  from
          ------------------------
Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any Other Document, Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from the Required Lenders; and Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, Lenders shall not have any right of action whatsoever against Agent as a result of its acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders.

     14.5  Reliance.  Agent  shall  be  entitled  to  rely,  and  shall be fully
           --------
protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, order or other document or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to this Agreement and the Other Documents and its duties hereunder, upon advice of counsel selected by it. Agent may employ agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by Agent with reasonable care.

     14.6 Notice of  Default.  Agent  shall not be deemed to have  knowledge  or
          ------------------
notice of the occurrence of any Default or Event of Default hereunder or under the Other Documents, unless Agent has received notice from a Lender or a Borrower referring to this Agreement or the Other Documents, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that Agent receives such a notice, Agent shall give notice thereof to Lenders. Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required
Lenders; provided, that, unless and until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of Lenders.

     14.7 Indemnification. To the extent Agent is not reimbursed and indemnified
          ---------------
by Borrower, each Lender will reimburse and indemnify Agent in proportion to its respective portion of the Advances (or, as to any Defaulting Lender, if no Advances are outstanding, according to its Commitment Percentage), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent in performing its duties hereunder, or in any way relating to or arising out of this Agreement or any Other Loan Document or any transaction contemplated herein or therein or referred to herein or therein; provided that,

Lenders shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross negligence (but not mere negligence) or willful misconduct.

     14.8 Agent in its  Individual  Capacity.  With respect to the obligation of
          ----------------------------------
Agent to lend under this Agreement, the Advances made by it shall have the same rights and powers hereunder as any other Lender and as if it were not performing the duties as Agent specified herein; and the term "Lender" or any similar term shall, unless the context clearly otherwise indicates, include Agent in its individual capacity as a Lender. Agent may engage in business with Borrower as if it were not performing the duties specified herein, and may accept fees and other consideration from Borrower for services in connection with this Agreement or otherwise without having to account for the same to Lenders.

     14.9  Delivery of  Documents.  To the extent Agent  receives  documents and
           ----------------------
information from Borrower pursuant to the terms of this Agreement, Agent will promptly furnish such documents and information to Lenders.

     14.10 Borrower's Undertaking to Agent. Without prejudice to its obligations
           -------------------------------
to Lenders under the other provisions of this Agreement, Borrower hereby undertakes with Agent to pay to Agent from time to time on demand all amounts from time to time due and payable by it for the account of Agent or Lenders or any of them pursuant to this Agreement to the extent not already paid. Any payment made pursuant to any such demand shall pro tanto satisfy the Borrower's obligations to make payments for the account of Lenders pursuant to this Agreement.


     XV. MISCELLANEOUS.
         -------------

     15.1 GOVERNING  LAW. THIS  AGREEMENT  SHALL BE GOVERNED BY AND CONSTRUED IN
          --------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLIED TO CONTRACTS TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK. ANY JUDICIAL PROCEEDING BROUGHT BY OR AGAINST ANY OF THE PARTIES HERETO WITH RESPECT TO ANY OF THE OBLIGATIONS, THIS AGREEMENT OR ANY RELATED AGREEMENT MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, UNITED STATES OF AMERICA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO BORROWER AT ITS ADDRESS SET FORTH IN SECTION 15.6 AND SERVICE SO MADE SHALL BE DEEMED COMPLETED FIVE (5) DAYS AFTER THE


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

SAME SHALL HAVE BEEN SO DEPOSITED IN THE MAILS OF THE UNITED STATES OF AMERICA, OR, AT THE AGENT'S AND/OR ANY LENDER'S OPTION, BY SERVICE UPON BORROWER. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. BORROWER WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS. ANY JUDICIAL PROCEEDING BY BORROWER AGAINST AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT OR ANY RELATED AGREEMENT, SHALL BE BROUGHT ONLY IN A FEDERAL OR STATE COURT LOCATED IN THE CITY OF NEW YORK, STATE OF NEW YORK.

     15.2 Entire Understanding.
          --------------------

     (a) This Agreement and the documents executed concurrently herewith contain the entire understanding between Borrower, Agent and each Lender and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, signed by Borrower's, Agent's and each Lender's respective officers. Neither this Agreement nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged. Borrower acknowledges that it has been advised by counsel in connection with the execution of this Agreement and Other Documents and is not relying upon oral representations or statements inconsistent with the terms and provisions of this Agreement.

     (b) The Required Lenders, Agent with the consent in writing of the Required Lenders, and Borrower may, subject to the provisions of this Section 15.2(b), from time to time enter into written supplemental agreements to this Agreement or the Other Documents executed by Borrower, for the purpose of adding or deleting any provisions or otherwise changing, varying or waiving in any manner the rights of Lenders, Agent or Borrower thereunder or the conditions, provisions or terms thereof of waiving any Event of Default thereunder, but only to the extent specified in such written agreements; provided, however, that no such supplemental agreement shall, without the consent of all Lenders:

     (i) increase the Commitment Percentage of any Lender;

     (ii) increase the Maximum Loan Amount;



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

     (iii) extend the maturity of any instrument evidencing any of the Obligations or the due date for any amount payable hereunder, or decrease the rate of interest or reduce any fee payable by Borrower to Lenders pursuant to this Agreement;

     (iv) alter the definition of the term Required Lenders or alter, amend or modify this Section 15.2(b);

     (v) release any Collateral during any calendar year having an aggregate value in excess of $100,000; or

     (vi) change the rights and duties of Agent.

Any such supplemental agreement shall apply equally to each Lender and shall be binding upon Borrower, Lenders and Agent and all future holders of the Obligations. In the case of any waiver, Borrower, Agent and Lenders shall be restored to their former positions and rights, and any Event of Default waived shall be deemed to be cured and not continuing, but no waiver of a specific Event of Default shall extend to any subsequent Event of Default (whether or not the subsequent Event of Default is the same as the Event of Default which was waived), or impair any right consequent thereon.

     15.3 Successors and Assigns; Participations; New Lenders.
          ---------------------------------------------------

     (a) This Agreement shall be binding upon and inure to the benefit of Borrower, Agent, each Lender, all future holders of the Obligations and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Agent and each Lender.

     (b) Borrower acknowledges that in the regular course of commercial banking business one or more Lenders may at any time and from time to time sell participating interests in the Advances to other financial institutions (each such transferee or purchaser of a participating interest, a "Transferee"). Transferee may exercise all rights of payment (including without limitation rights of set-off) with respect to the portion of such Advances held by it or other Obligations payable hereunder as fully as if such Transferee were the direct holder thereof provided that Borrower shall not be required to pay to any Transferee more than the amount which it would have been required to pay to Lender which granted an interest in its Advances or other Obligations payable hereunder to such Transferee had such Lender retained such interest in the Advances hereunder or other Obligations payable hereunder and in no event shall Borrower be required to pay any such amount arising from the same circumstances and with respect to the same Advances or other Obligations payable hereunder to both such Lender and such Transferee. Borrower hereby grants to any Transferee a continuing security interest in any deposits, moneys or other property actually or constructively held by such Transferee as security for the Transferee's interest in the Advances.

     (c) With the prior written consent of the Agent, which shall not be unreasonably withheld, any Lender may sell, assign or transfer all or any part of its rights under this Agreement and the Other Documents to one or more additional banks or financial institutions and one or more additional banks or financial institutions may commit to make Advances hereunder (each a "Purchasing Lender"), in minimum amounts of not less than $5,000,000, pursuant to a Commitment Transfer Supplement, executed by a Purchasing Lender, the transferor Lender, and Agent and delivered to Agent for recording. Upon such execution, delivery, acceptance and recording, from and after the transfer effective date determined pursuant to such Commitment Transfer Supplement, (i) Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Lender thereunder with a Commitment Percentage as set forth therein, and (ii) the transferor Lender thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Agreement, the Commitment Transfer Supplement creating a novation for that purpose. Such
Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of the Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Other Documents. Borrower hereby consents to the addition of such Purchasing Lender and the resulting adjustment of the Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Other Documents. Borrower shall execute and deliver such further documents and do such further acts and things in order to effectuate the foregoing.

     (d) Agent shall maintain at its address a copy of each Commitment Transfer Supplement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Advances owing to each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and Borrower, Agent and Lenders may treat each Person whose name is recorded in the Register as the owner of the Advance recorded therein for the purposes of this Agreement. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. Agent shall receive a fee in the amount of $2,500 payable by the applicable Purchasing Lender upon the effective date of each transfer or assignment to such Purchasing Lender.

     (e) Borrower authorizes each Lender to disclose to any Transferee or Purchasing Lender and any prospective Transferee or Purchasing Lender any and all financial information in such Lender's possession concerning Borrower which has been delivered to such Lender by or on behalf of Borrower pursuant to this Agreement or in connection with such Lender's credit evaluation of Borrower.

     15.4 Application of Payments. Agent shall have the continuing and exclusive
          -----------------------
right to apply or reverse and re-apply any payment and any and all proceeds of Collateral to any portion of the Obligations. To the extent that Borrower makes a payment or Agent or any Lender receives any payment or proceeds of the Collateral for Borrower's benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the Obligations or part thereof intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Agent or such Lender.

     15.5  Indemnity.  Borrower shall indemnify  Agent,  each Lender and each of
           ---------
their respective officers, directors, Affiliates, employees and agents from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, reasonable fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against Agent or any Lender in any litigation, proceeding or investigation instituted or conducted by any governmental agency or instrumentality or any other Person with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement or the Other Documents, whether or not Agent or any Lender is a party thereto, except to the extent that any of the foregoing arises out of the willful misconduct or gross (not mere) negligence of the party being indemnified.

     15.6 Notice. Any notice or request hereunder may be given to Borrower or to
          ------
Agent or any Lender at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice or request hereunder shall be given by (a) hand delivery, (b) overnight courier, (c) registered or certified mail, return receipt requested, (d) telex or telegram, subsequently confirmed by registered or certified mail, or (e) telecopy to the number set out below (or such other number as may hereafter be specified in a notice designated as a notice of change of address) with telephone communication to a duly authorized officer of the recipient confirming its receipt as subsequently confirmed by registered or certified mail. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, or (c) upon actual receipt thereof when sent by a recognized overnight delivery service or (d) upon actual receipt thereof when sent by telecopier to the number set forth below with telephone communication confirming receipt and subsequently confirmed by registered, certified or overnight mail to the address set forth below, in each case addressed to each party at its address set forth below or at such other address as has been furnished in writing by a party to the other by like notice:

      (A)      If to Agent at:     GMAC Commercial Credit LLC
                                   1290 Avenue of the Americas
                                   New York, New York 10104
                                   Attention:     Corporate Loan Administration
                                                  Mr. Frank Imperato
                                                  Senior Vice President
                                   Telephone:  (212) 408-7026
                                   Telecopier: (212) 408-7162



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

     (B) If to a Lender other than Agent, as specified on the signature pages hereof

     (C)      If to Borrower:     Delta Mills, Inc.
                                  100 Augusta Street
                                  Greenville, South Carolina 29601
                                  Attention:   Chief Financial Officer
                                  Telephone: (864) 255-4127
                                  Telecopier: (864) 255-4165

     15.7 Survival. The obligations of Borrower under Sections 3.7, 3.8 and 15.5
          --------
shall survive termination of this Agreement and the Other Documents and payment in full of the Obligations.

     15.8 Severability. If any part of this Agreement is contrary to, prohibited
          ------------
by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

     15.9  Expenses.  All  costs and  expenses  including,  without  limitation,
           --------
reasonable attorneys' fees and disbursements incurred by Agent, Agent on behalf of Lenders and Lenders (a) in all efforts made to enforce payment of any Obligation or effect collection of any Collateral, or (b) in connection with the entering into, modification, amendment, administration and enforcement of this Agreement or any consents or waivers hereunder and all related agreements, documents and instruments, or (c) in instituting, maintaining, preserving, enforcing and foreclosing on Agent's security interest in or Lien on any of the Collateral, whether through judicial proceedings or otherwise, or (d) in defending or prosecuting any actions or proceedings arising out of or relating to Agent's or any Lender's transactions with Borrower, or (e) in connection with any advice given to Agent or any Lender with respect to its rights and obligations under this Agreement and all related agreements, may be charged to Borrower's account and shall be part of the Obligations.

     15.10 Injunctive  Relief.  Borrower  recognizes that, in the event Borrower
           ------------------
fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy at law may prove to be inadequate relief to Lenders; therefore, each Lender, if such Lender so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving that actual damages are not an adequate remedy.

     15.11  Consequential  Damages.  Neither Agent,  any Lender nor any agent or
            ----------------------
attorney for any of them shall be liable to Borrower for consequential damages arising from any breach of contract, tort or other wrong relating to the establishment, administration or collection of the Obligations.

     15.12  Captions.  The  captions  at various  places in this  Agreement  are
            --------
intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement.



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

     15.13 Counterparts;  Telecopied Signatures.  This Agreement may be executed
           ------------------------------------
in any number of and by different parties hereto, on separate counterparts, all of which when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     15.14 Construction. The parties acknowledge that each party and its counsel
           ------------
have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

     Each of the parties has signed this Agreement as of the day and year first above written.

                                  DELTA MILLS, INC.

                                  By:  /s/  David R. Palmer
                                       ------------------------------------
                                  Its: Controller
                                       ------------------------------------


                                  GMAC COMMERCIAL CREDIT LLC,
                                       as Lender and as Agent

                                  By:  /s/ Joseph A. Grimaldi
                                       -------------------------------------
                                  Its: President

                                  1290 Avenue of the Americas
                                  New York, New York 10104

                                  Commitment Percentage: 100%

STATE OF SOUTH CAROLINA           )
                                  ) ss.
COUNTY OF GREENVILLE              )


     On this 31st day of March, 2000, before me personally came David R. Palmer, to me known, who, being by me duly sworn, did depose and say that he is the Controller of DELTA MILLS, INC. the corporation described in and which executed the foregoing instrument and that he is authorized to execute said instrument on behalf of said corporation.

                                              /s/ Hope Winkler
                                              --------------------------------
                                              NOTARY PUBLIC


STATE OF NEW YORK                )
                                 ) ss.
COUNTY OF RICHMOND               )


     On this 31st day of March, 2000, before me personally came Joseph A. Grimaldi, to me known, who, being by me duly sworn, did depose and say that he is the President of GMAC COMMERCIAL CREDIT LLC, the corporation described in and which executed the foregoing instrument and that he is authorized to execute said instrument on behalf of said corporation.

                                               /s/  Jane Frangos
                                               -------------------------------
                                               NOTARY PUBLIC

                         LIST OF EXHIBITS AND SCHEDULES



Exhibit 2.1(a)
Exhibit 5.5(b)
Exhibit 15.3
Schedule 1.2
Schedule 4.5
Schedule 4.15(c)
Schedule 5.2
Schedule 5.4
Schedule 5.6
Schedule 5.8(b)
Schedule 5.8(d)
Schedule 5.9
Schedule 5.10
Schedule 5.14
Schedule 5.17
Schedule 7.3
Schedule 7.4
Schedule 7.8



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